NPC Management, Inc.




                           $50,000,000




          7.94% Senior Guaranteed Notes Due May 1, 2006



                ________________________________

                         Note Agreement
                 _______________________________




                     Dated as of May 1, 1997







                        Table of Contents


                     (Not Part of Agreement)

Section                         Heading                              Page

Section 1.     Authorization of Issue of Notes                          1


Section 2.     Purchase and Sale of Notes                               2


Section 3.     Conditions of Closing                                    2


Section 4.     Prepayments                                              4


Section 5.     Affirmative Covenants                                    6


Section 6.     Negative Covenants                                      10


Section 7.     Events of Default.                                      14


Section 8.     Representations, Covenants and Warranties               18


Section 9.     Representations of the Purchaser                        24


Section 10.    Definitions and Accounting Terms                        24


Section 11.    Miscellaneous                                           31



Attachments to Note Agreement:

Schedule I   _    Names and Addresses of Purchasers and Amounts
of Commitments
Exhibit A    _    Form of Note
Exhibit B-1  _    Form of Opinion of Company's Counsel
Exhibit B-2  _    Form of Notice of Election
Exhibit C    _    Form of Opinion of Special Counsel
Exhibit D    _    List of Agreements Restricting Debt
Exhibit E    _    Subsidiaries of NPC International, Inc.
Exhibit F    _    Description of Debt
Exhibit G    _    Liens Existing as of the Date of Closing
Exhibit H    _    Form of Master Guaranty



                      NPC Management, Inc.
                      720 West 20th Street
                     Pittsburg, Kansas 66762

                                          Dated as of May 1, 1997

To the Purchaser named in Schedule I
which is a Signatory to this Agreement


     Re:$50,000,000 7.94% Senior Guaranteed Notes Due May 1, 2006
           __________________________________________

Gentlemen:

     The   undersigned,   NPC  Management,   Inc.,   a   Delaware
corporation (the "Company"), and NPC International Inc., a Kansas corporation ("NPCI"), hereby, severally, agree with you as follows:


 .c.Section 1.Authorization of Issue of Notes; Other Agreement;.

    Section 1.   A. Authorization of Issue of Notes.  The Company
will authorize the issue of its senior promissory notes (the "Notes") in the aggregate principal amount of $50,000,000, to be dated the date of issue thereof, to mature May 1, 2006, to bear interest on the unpaid balance thereof from the date thereof until the principal thereof shall have become due and payable at the rate of 7.94% per annum, payable semiannually on the first day of each November and May in each year (commencing November 1,
1997) and to bear interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the rate of (i) 9.94% per annum or (ii) the rate announced by Texas Commerce Bank National Association as its "prime rate," whichever is greater, after the due date, whether by acceleration or otherwise, until paid, and to be substantially in the form of Exhibit A attached hereto. The Notes (as defined below) are unconditionally guaranteed pursuant to the Master Guaranty dated May 1, 1997. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months. The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in 4 of this Agreement. The term "Notes" as used herein shall include each Note delivered pursuant to any provision of this Agreement and the separate agreement with the other purchaser named in Schedule I and each Note delivered in substitution or exchange for any such Note pursuant to any such provision. Capitalized terms used herein have the meanings specified in 10. You and the other purchasers named in Schedule I are hereinafter referred to as the "Purchasers."

      B. Other Agreements. Simultaneously with the execution and delivery of this Agreement, the Company is entering into similar agreements with the other Purchasers under which such other Purchasers agree, severally, to purchase from the Company the principal amount of Notes set opposite each such Purchaser's name in Schedule I, and your obligation and the obligations of the Company hereunder are subject to the execution and delivery of similar agreements by the other Purchasers. This Agreement and said similar agreements with the other Purchasers are herein collectively referred to as the "Agreements." The obligations of each Purchaser shall be several and not joint and no Purchaser shall be liable or responsible for the acts of any other Purchaser.


 .c.Section 2.Purchase and Sale of Notes;.

    Section 2. Purchase and Sale of Notes. The Company hereby agrees to sell to you and, subject to the terms and conditions herein set forth, you agree to purchase from the Company, the aggregate principal amount of Notes set forth opposite your name in Schedule I attached hereto at 100% of such aggregate principal amount. The Company will deliver to you, at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois, one or more Notes registered in your name, evidencing the aggregate principal amount of the Notes to be purchased by you and in the denomination or denominations specified with respect to you in Schedule I attached hereto, against payment of the purchase price thereof by transfer of immediately available funds for credit to the Company's account # 00100532408 at Texas Commerce Bank, National Association, 712 Main Street, Houston, TX 77002, ABA # 113000609, on the date of closing, which shall be May 14, 1997, or any other date (not later than May 28, 1997) upon which the Company and you may mutually agree (the "Closing" or the "Date of Closing").


 .c.Section 3.Conditions of Closing;.

    Section  3.    Conditions  of Closing.   Your  obligation  to
purchase and pay for the Notes to be purchased by you hereunder is subject to the satisfaction, on or before the Date of Closing, of the following conditions:

           A. Certain Documents. You shall have received the following, each dated the Date of Closing:

               (i) The Note(s), executed by the Company, to be purchased by you;

              (ii) Certified copies of the resolutions of the Board of Directors or the Executive Committee of the Board of Directors of the Company approving this
          Agreement and the Notes, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the Notes;

              (iii) A certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign this Agreement and the Notes and the other documents to be delivered hereunder;

               (iv)     Certified  copies  of  the  Articles   of
          Incorporation and bylaws of the Company;

               (v) Certified copies of the resolutions of the respective Board of Directors or the Executive Committees thereof of each Guarantor approving this Agreement, the Notes and the Master Guaranty, and all of the documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, the Notes and the Master Guaranty;

              (vi) A certificate of the respective Secretary or the Assistant Secretary of each of the Guarantors certifying the names and true signatures of the officers thereof authorized to sign the Master Guaranty (and, in the case of NPCI, this Agreement) and the other documents to be delivered hereunder or under the Master Guaranty;

             (vii) Certified copies of the respective Articles of Incorporation and bylaws of each Guarantor;

            (viii) This Agreement, executed by the parties hereto;

              (ix) The Master Guaranty, executed by all of the Guarantors;

               (x) A favorable opinion of Shook, Hardy & Bacon L.L.P., special counsel to the Company and the Guarantors, satisfactory to you and substantially in the form of Exhibit B-1 attached hereto and as to such other matters as you may reasonably request;

              (xi) A favorable opinion of Chapman and Cutler, special counsel to the Purchasers, satisfactory to you and substantially in the form of Exhibit C attached hereto and as to such other matters as you may reasonably request; and

             (xii) The Officers' Certificate, executed by an officer of the Company and of NPCI, referred to in 3B.

           B. Representations and Warranties; No Default. The representations and warranties contained in 8 shall be true on and as of the Date of Closing; there shall exist on the Date of Closing no Event of Default or Default; the Company and the Guarantors shall have performed all of their respective obligations hereunder which are to be performed on or prior to the Date of Closing; and the Company and NPCI shall have delivered to you an Officers' Certificate, dated the Date of Closing, to such effect.

          C. Private Placement Number. On or prior to the Date of Closing, special counsel to the Purchasers of the Notes shall have duly made the appropriate filings with Standard and Poor's CUSIP Service Bureau, as agent for the National Association of Insurance Commissioners, in order to obtain a private placement number for the Notes.

          D. Certain Fees. On the Date of Closing, the Company shall pay the reasonable fees and expenses of Chapman and Cutler, your special counsel, as of the Date of Closing. Without limiting the foregoing, the Company also agrees to pay, promptly upon the receipt of any supplemental statements therefor, professional fees and separately charged items of such special counsel unposted or not incurred as of the Date of Closing.

           E. Related Transaction. The Company shall have consummated the sale of the entire principal amount of the Notes scheduled to be sold on the Date of Closing pursuant to this Agreement and the other agreements referred to in 1B.

           F. Sharing Agreement. You shall have received from the Company at least two (2) Business Days prior to the Date of Closing a written description of all information necessary to permit you to become a party to the Sharing Agreement concurrently with the issue and sale of the Notes hereunder.

           G. Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in substance and form to you, and you shall have received all such counterpart originals or certified or other copies of such documents as you may reasonably request.


 .c.Section 4.Prepayments;.

    Section  4.    Prepayments.  The Notes shall  be  subject  to
prepayment   only  with  respect  to  the  required   prepayments
specified in 4A and also under the circumstances set forth in 4B.

           A. Required Prepayments. Until the Notes shall be paid in full, the Company shall apply to the prepayment of the Notes, without premium, the sum of $10,000,000 (each being a "Required Prepayment") on May 1 of each of the years 2002, 2003, 2004 and 2005. Each Required Prepayment, together with interest thereon to the applicable prepayment date, shall become due on such prepayment date. Any prepayment made by the Company pursuant to any other provision of this 4 shall not reduce or otherwise affect its obligation to make any prepayment required by this 4A. The outstanding principal amount of the Notes, together with interest accrued thereon, shall become due on the maturity date of the Notes. The amount of each prepayment, retirement, purchase or other acquisition of the Notes by the Company or any Guarantor pursuant to 4B or 4E shall reduce each of the then remaining required prepayments pursuant to this 4A by a percentage equal to the aggregate principal amount of the Notes so prepaid, retired, purchased or otherwise acquired divided by the aggregate principal amount of the Notes outstanding immediately prior to such prepayment, retirement, purchase or other acquisition.

           B. Optional Prepayment at Optional Prepayment Price. The Notes shall be subject to prepayment, in whole or in part (but if in part then in units in excess of $1,000,000), at any time at the option of the Company, at the Optional Prepayment Price with respect to the principal amount of Notes to be prepaid, plus interest thereon to such prepayment date. The Optional Prepayment Price shall be determined as of two (2) Business Days prior to the date of such prepayment pursuant to this 4B (the "Determination Date").

           C. Notice of Optional Prepayment. The Company shall give the holder of each Note written notice of any prepayment pursuant to 4B not less than ten (10) Business Days prior to the prepayment date, specifying (i) such prepayment date, (ii) the principal amount of the Notes, and of the Notes held by such holder, to be prepaid on such date, (iii) that a premium may be payable, (iv) the date when the Optional Prepayment Price will be calculated, (v) the estimated Optional Prepayment Price, and (vi) that such prepayment is to be made pursuant to 4B. Notice of prepayment having been given as aforesaid, the principal amount of the Notes specified in such notice, together with interest thereon to the prepayment date and together with the premium, if any, herein provided, shall become due and payable on such prepayment date; provided, however, that such amounts shall not become due and payable if on or prior to the Determination Date each holder of a Note shall have received facsimile or telephonic notice (such telephonic notice to be immediately confirmed in writing) from the Company that the Company has determined not to make the scheduled optional prepayment, whereupon the respective rights and obligations of the parties hereunder shall continue as if the notice of optional prepayment referred to above had not been given. Two Business Days prior to the prepayment date specified in such notice, the Company shall provide each holder of a Note written notice by facsimile transmission of the premium, if any, payable in connection with such prepayment and, whether or not any premium is payable, a reasonably detailed computation of the Optional Prepayment Price.

           D.    Partial  Payments Pro Rata.   Upon  any  partial
     prepayment of the Notes, the principal amount so prepaid shall be allocated to all Notes at the time outstanding in proportion to the respective outstanding principal amounts thereof.

           E. Retirement of Notes. The Company shall not, and shall not permit any Guarantor to, prepay or otherwise retire in whole or in part prior to their stated final maturity (other than by prepayment pursuant to 4A or 4B or upon acceleration of such final maturity pursuant to 7A), or purchase or otherwise acquire, directly or indirectly, Notes held by any holder unless the Company or such Guarantor shall have offered to prepay or otherwise retire or purchase or otherwise acquire, as the case may be, the same proportion of the aggregate principal amount of Notes held by each other holder of Notes at the time outstanding upon the same terms and conditions. Any Notes so prepaid or otherwise retired or purchased or otherwise acquired by the Company or any Guarantor shall not be deemed to be outstanding for any purpose under this Agreement.


 .c.Section 5.Affirmative Covenants;.

   Section 5. Affirmative Covenants. So long as any Note shall remain unpaid or you shall have any commitment hereunder, the Company and NPCI, severally, covenant that:

           A. Financial Statements. NPCI will deliver to each Significant Holder:

               (i) as soon as practicable and in any event within 50 days after the end of each quarterly period
          (other than the last quarterly period) in each fiscal year, consolidated statements of income, consolidated statements of stockholder's equity and consolidated statements of cash flows of NPCI and its Subsidiaries for the period from the beginning of the current fiscal
          year   to  the  end  of  such  quarterly  period,   and
          consolidated   balance   sheets   of   NPCI   and   its
          Subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period or as of the end of such corresponding period, as applicable, in the preceding fiscal year, all in reasonable detail, prepared in
          accordance    with   generally   accepted    accounting
          principles as then in effect applicable to quarterly financial statements generally, and certified by an
          authorized  financial  officer  of  NPCI  and  of   the
          Company, subject to changes resulting from year-end adjustments; provided, however, that, so long as such delivery is made within the time requirement set forth above in this clause (i), delivery pursuant to clause
          (iv) below of copies of the Quarterly Report on Form 10-Q of NPCI for such quarterly period filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (i);

              (ii) as soon as practicable and in any event within 50 days after the end of each quarterly period in each fiscal year (or, at the Company's option, more frequently), balance sheets at the end of each fiscal quarter and income statements for the period from the beginning of the current fiscal year to the end of such fiscal quarter for each Material Operating Group of NPCI and its Subsidiaries (whether incorporated or not), setting forth in each case in comparative form figures as of the end of the corresponding period or for the corresponding period, as applicable, in the preceding fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles as then in effect applicable to quarterly financial statements generally, and certified by an authorized financial officer of NPCI and of the Company as fairly presenting the financial condition and operations of such divisions in accordance with prior practices of NPCI consistently applied;

             (iii)    as  soon as practicable and  in  any  event
          within 95 days after the end of each fiscal year, consolidated statements of income, consolidated statements of stockholder's equity and consolidated statements of cash flows of NPCI and its Subsidiaries for such year, and consolidated balance sheets of NPCI and its Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding consolidating and consolidated figures from the preceding annual audit, and certified to NPCI by independent public accountants of recognized national standing selected by NPCI whose certificate shall state that such consolidated financial statements fairly present the consolidated financial position of NPCI and its Subsidiaries for said year in conformity with generally accepted accounting principles as then in effect and that the financial statements have been audited in accordance with generally accepted auditing standards, provided, however, that, so long as such delivery is made within the time requirement set forth above in this clause (iii), delivery pursuant to clause
          (iv) below of copies of the Annual Report on Form 10-K of NPCI for such fiscal year filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (iii);

             (iv) promptly upon transmission thereof, copies of all such financial statements, proxy statements, notices and reports as NPCI shall send to its stockholders and copies of all registration statements (without exhibits) and all reports which NPCI files with any securities exchange or the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission);

              (v) promptly upon receipt thereof, a copy of each other report submitted to the board of directors (or the executive committee thereof) of the Company or any Guarantor by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company or any Guarantor;

              (vi) promptly after the filing or receiving thereof, copies of all reports and notices related to any Plan, if any, which the Company or any Guarantor may hereafter file under ERISA with the Internal Revenue Service or the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Company or any Guarantor may hereafter received from such corporation;

             (vii) promptly after receipt of notice thereof by the Company or after the Company obtains knowledge thereof, notice of any default under any Franchise Agreement and any notice received by the Company pursuant to Article XXI. C. (or any similar provision of any Franchise Agreement hereafter entered into by the Company or any Guarantor) of the Franchise Agreements in effect on the Date of Closing; and

             (viii)    with  reasonable  promptness,  such  other
          information  respecting  the condition  or  operations,
          financial   or  otherwise,  of  the  Company   or   any
          Guarantors as you may reasonably request.

     Together with each delivery of financial statements required by clauses (i) and (iii) above, NPCI will deliver to each Significant Holder an Officers' Certificate demonstrating (with computations in reasonable detail) compliance by NPCI, the Company and the Guarantors with the financial covenants set forth in 6 and stating that there exists no Event of Default or Default, or, if any Event of Default or Default exists, specifying the nature and period of existence thereof and what action NPCI and the Company propose to take with respect thereto. Together with each delivery of financial statements required by clause (iii) above, NPCI will deliver to each Significant Holder a certificate of such accountants stating that, in making the audit necessary to the certification of such consolidated financial statements, they have obtained no knowledge of any Event of Default or Default, or, if they have obtained knowledge of any Event of Default or Default, specifying the nature and period of existence thereof. Such accountants, however, shall not be liable to anyone by reason of their failure to obtain knowledge of any Event of Default or Default which would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards. NPCI also covenants that forthwith upon its President or Chief Financial Officer or principal accounting officer obtaining knowledge of an Event of Default or Default, it will deliver to each Significant Holder an Officers' Certificate specifying the nature and period of existence thereof and what action NPCI and the Company propose to take with respect thereto. All certificates and reports required to be delivered under this Agreement which pertain to financial matters, including, without limitation, all financial statements and calculations to determine covenant compliance, shall contain a detailed reconciliation of the accounting principles applied in the fiscal period or periods being reported upon and GAAP as defined in Section 10A including a re-calculation of the terms and provisions hereof affected by changes in GAAP after the Date of Closing.

           B. Inspection of Property. NPCI will permit any Person designated by any Significant Holder in writing to visit and inspect any of the properties of NPCI, the Company and each Guarantor, to examine the corporate books and financial records of NPCI, the Company and each Guarantor and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of any of such corporations with the principal officers of NPCI, the Company and each Guarantor and their independent public accountants (and by this provision NPCI and the Company authorize said accountants to discuss with you the finances and affairs of NPCI and the Company and each Guarantor), all at such reasonable times and as often as such Significant Holder may reasonably request. If and so long as no Default or Event of Default then exists, any such visitation or inspection shall be at the expense of the Significant Holder making such visitation or inspection and if and so long as any Default or Event of Default exists, any such visitation or inspection shall be at the expense of NPCI and the Company.

           C. Covenant to Secure Notes Equally. If NPCI, the Company or any Guarantor shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of 6C(1) (unless prior written consent to the creation or assumption thereof shall have been obtained pursuant to 11C), it will make or cause to be made effective provision whereby the Notes will be secured by such Lien equally and ratably with any and all other Debt thereby secured so long as any such other Debt shall be so secured. In the event NPCI, the Company or any Guarantor shall propose to secure the Notes pursuant to this Section, the mortgage or other instrument creating such Lien shall be satisfactory in form and substance (including without limitation the portion thereof pertaining to the release of the collateral secured thereby and the application of the proceeds from the sale or other disposition of such collateral) to the holders of not less than 75% in aggregate principal amount of the Notes then outstanding.

           D. Compliance with Laws, Etc. NPCI will comply, and cause the Company and each Guarantor to comply, in all
     material   respects  with  all  applicable  regulatory   and
     governmental laws, rules, regulations and orders the noncompliance with which could result in a material adverse effect on NPCI, the Company or the Guarantors taken as a whole, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property provided NPCI, the Company or such Guarantor shall not be required to pay any such taxes, assessments or governmental charges if (i) the validity, applicability or amount thereof is being contested in good faith by appropriate actions or proceedings which will prevent the forfeiture or sale of any property of NPCI, the Company or such Guarantor or any material interference with the use thereof by NPCI, the Company or such Guarantor, and (ii) NPCI, the Company or such Guarantor shall set aside on its books, reserves deemed by it to be adequate with respect thereto.

          E. Maintenance of Insurance. NPCI will maintain, and cause the Company and each Guarantor to maintain, insurance in such amounts, with such carriers, and against such liabilities and hazards as is consistent with sound business practices and as is customary in the case of entities of established reputation engaged in the same or a similar business and similarly situated.

            F.    Maintenance  of  Properties,  Etc.   NPCI  will
     maintain and preserve, and cause the Company and each Guarantor to maintain and preserve, to the extent that a failure to so maintain or preserve would have a material adverse effect on NPCI, the Company or the Guarantors taken as a whole (i) all of its or their properties which are used or useful in the conduct of its business in good repair and working order, ordinary wear and tear excepted and (ii) all of its or their rights, title, licenses, trademarks and other permits necessary for the conduct of their business.

           G. Corporate Existence. NPCI will maintain, and cause the Company and each Guarantor to maintain, its corporate or other organization existence, as the case may be.

           H. Claims for Labor and Materials. NPCI will promptly pay and discharge, and cause the Company and each Guarantor promptly to pay and discharge, all trade accounts payable in accordance with usual and customary business terms, and all claims for work, labor or materials, which if unpaid might become a Lien upon any property of NPCI, the Company or such Guarantor; provided NPCI, the Company or such Guarantor shall not be required to pay any such account payable or claim if either (i) (a) the validity, applicability or amount thereof is being contested in good faith by appropriate actions or proceedings which will prevent the forfeiture or sale of any property of NPCI, the Company or such Guarantor or any material interference with the use thereof by NPCI, the Company or such Guarantor, and
     (b) NPCI, the Company or such Guarantor shall set aside on its books, reserves deemed by it to be adequate with respect thereto, or (ii) the failure to pay any such account payable or claim would not have a material adverse effect on the business, prospects, profits, properties or condition (financial or otherwise) of NPCI, the Company and the Guarantors taken as a whole.


 .c.Section 6.Negative Covenants;.

    Section 6. Negative Covenants. So long as any Note shall remain unpaid or you shall have any commitment hereunder:

            A. Consolidated Net Worth Requirement. NPCI covenants that it will not permit Consolidated Net Worth at any time to be less than the sum of (i) $86,000,000 plus
     (ii) an amount equal to 50% of Consolidated Net Income (without reduction for any deficit in Consolidated Net Income for any quarterly fiscal period) for the period from and after March 25, 1997 to and including the date of determination thereof, computed on a cumulative basis for said entire period.

           B. Consolidated Fixed Charge Requirement. NPCI covenants that, on the last day of each fiscal quarter, the ratio of (a) Consolidated Net Income Available for Fixed Charges to (b) Fixed Charges will be not less than 2.0 to 1.0, for the period consisting of the four (4) consecutive fiscal quarters ending on the date of such determination.

          C.   Lien, Debt, and Other Restrictions.

              (1) Liens. NPCI will not and will not permit the Company or any Guarantor to create, assume or suffer to exist any Lien upon any of its properties or assets, whether now owned or hereafter acquired (whether or not provision is made for the equal and ratable securing of the Notes in accordance with the provisions of 5C), except

                   (i)    Liens for taxes or governmental charges
               and Liens securing claims or demands of mechanics and materialmen provided that payment is not at the time required by 5D or 5H;

                 (ii) other Liens incidental to the conduct of its business or the ownership of its property and assets which are not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business;

                (iii) survey exceptions which, when taken as a whole, would not have a material adverse effect on NPCI, the Company or the Guarantors;

                  (iv)     Liens  on  property  or  assets  of  a
               Guarantor (other than NPCI) to secure obligations of such Guarantor to NPCI, the Company or another
               Guarantor;

                  (v) Liens incurred after the Date of Closing given to secure the payment of the purchase price incurred in connection with the acquisition of fixed assets useful and intended to be used in carrying on the business of NPCI, the Company or a Guarantor, including Liens existing on such fixed assets at the time of acquisition thereof or at the time of acquisition by NPCI, the Company or a Guarantor of any business entity then owning such fixed assets, whether or not such existing Liens were given to secure the payment of the purchase price of the fixed assets to which they attach so long as they were not incurred, extended or renewed in contemplation of such acquisition, provided that (i) the Lien shall attach solely to the fixed assets acquired or purchased, (ii) at the time of acquisition of such fixed assets, the aggregate amount remaining unpaid on all Debt secured by Liens on such fixed assets whether or not assumed by NPCI, the Company or a Guarantor shall not exceed an amount equal to the total purchase price at the time of acquisition of such fixed assets, and (iii) all such Debt shall be permitted by the applicable limitations provided in 6C(2)(a) and (b); and

                  (vi) other Liens on the property of NPCI, the Company or any Guarantor to secure Debt of NPCI, the Company or any Guarantor, provided that Consolidated Priority Debt does not at any time exceed an amount equal to twenty-percent (20%) of Consolidated Net Worth.

               (2) Debt and Other Restrictions. (a) NPCI will not at any time permit Consolidated Debt to exceed an amount equal to (i) prior to and including the last day of fiscal year 1998, three and one-fourths times (3.25x) Consolidated Pro Forma EBITDA, and
          (ii) thereafter, three times (3.0x) Consolidated Pro Forma EBITDA, in each case for the four fiscal quarters immediately preceding the date of determination.

              (b)   NPCI will not at any time permit Consolidated
          Priority Debt to exceed an amount equal to twenty-percent (20%) of Consolidated Net Worth.

               (c) Any Person which becomes a Guarantor after the date hereof shall for all purposes of this 6C(2) be deemed to have created, assumed or incurred at the time it becomes a Guarantor all Debt of such Person existing immediately after it becomes a Guarantor.

              (3) Restricted Investments. NPCI will not permit the aggregate amount of Restricted Investments of NPCI, the Company and the Guarantors at any time outstanding to be greater than ten percent (10%) of Consolidated Net Worth.

              (4) Interest and Rents Coverage. On the last day of each fiscal quarter, NPCI will not permit the ratio of (a) Consolidated Pro Forma EBITDA plus the consolidated operating lease rental expense of NPCI and its Subsidiaries to (b) Fixed Charges, to be less than
          1.5 to 1.0, for the period consisting of the four (4) consecutive fiscal quarters ending on the date of such determination. For purposes of determining whether the entering into of any lease results in a breach of this 6C(4), NPCI shall make the calculation required under 6C(4) as of the date such lease is entered into on the assumption that the rental expense that is expected to be incurred during the twelve-month period following the entering into of the lease was incurred during the twelve-month period ending on the date of such calculation.

               (5) Sale of Stock and Debt of Guarantors. NPCI will not permit the Company or any Guarantor to sell or otherwise dispose of, or part with control of, any shares of stock (which constitute or upon issuance will constitute more than 5% of the outstanding shares of stock of the Company or any Guarantor (excluding NPCI)) or Debt of the Company or any Guarantor (excluding
          NPCI), except to NPCI, the Company or another Guarantor, and except that all shares of stock of a Guarantor together with all Debt of such Guarantor owed to the Company and any other Guarantor may be sold as an entirety for a cash consideration which represents the fair value (as determined in good faith by the Board of Directors of NPCI) at the time of sale of the shares of stock and Debt so sold, provided that the assets of such Guarantor could be sold within the limitations of 6C(6) and that the earnings of such Guarantor shall not have constituted more than 5% of Consolidated Net Income for any of the three fiscal years then most recently ended, and provided further that, at the time of such sale, such Guarantor shall not own, directly or indirectly, any shares of stock or Debt of any other Guarantor (unless all of the shares of stock and Debt of such other Guarantor owned, directly or indirectly, by the Company and all Guarantors are simultaneously being sold as permitted by this 6C) or any Debt of NPCI or the Company.

              (6) Merger and Sale of Assets. NPCI will not and will not permit the Company or any Guarantor to merge or consolidate with or into any other Person or during any 12 month period, sell, lease, transfer or otherwise dispose of any assets (other than in the ordinary course of business) which in the aggregate have a book value in excess of 5% of the consolidated assets of NPCI and its Subsidiaries to any Person (determined as of the end of the fiscal year immediately preceding the date of such sale or disposition), except that

                    (i) NPCI or the Company may consolidate or merge with any other corporation if (x) NPCI or the Company shall be the surviving or continuing corporation and (y) at the time of such consolidation or merger and after giving effect thereto no Default or Event of Default shall have occurred and be continuing, including any Default or Event of Default under 6C(2)(a) or (b);

                   (ii) any Guarantor (other than NPCI) may merge with NPCI or the Company (provided that NPCI or the Company shall be the continuing or surviving corporation) or with any one or more other Guarantors;

                  (iii) any Guarantor may sell, lease, transfer or otherwise dispose of any of its assets to NPCI, the Company or any other Guarantor, and the Company may sell, lease, transfer or otherwise dispose of any of its assets (other than any Franchise Agreement or interest therein) to any Guarantor; and

                   (iv) any Guarantor (other than NPCI) may sell, or otherwise dispose of all or substantially all of its assets subject to the conditions specified in 6C(5) with respect to a sale of the stock of such Guarantor.

     Nothing in 6C(3) or 6C(7) shall prohibit or otherwise impair the ability of the Company or any Guarantor to sell, lease transfer or otherwise dispose of assets to the extent such sale, lease, transfer or other disposition is permitted under 6C(6)(iii).

              (7) Transactions with Affiliates. NPCI will not, and will not permit the Company or any Guarantor to, enter into or be a party to any transaction or arrangement with any Affiliate (including, without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate), except upon fair and reasonable terms no less favorable to NPCI, the Company or such Guarantor than would obtain in a comparable arm's-length transaction with a Person other than an Affiliate.

              (8) Franchise Rights. NPCI will not and will not permit the Company or any Guarantor to take any action or fail to take any action which results in the loss of any franchise agreement, license, or other permit which would preclude NPCI, the Company or such Guarantor from operating such franchise under the name "Pizza Hut," or such other names as are designated in the respective franchise agreements if such loss materially adversely affects the business operations or profitability of NPCI or the Company and such Guarantors taken as a whole. In addition to, and not in limitation of, the foregoing restrictions, NPCI shall, and shall cause each Subsidiary which is a Pizza Hut franchisee to,
          (i) in the case of any such Subsidiary, on or before June 30, 1997, amend its organizational documents and other agreements to the extent necessary to comply with the provisions of its respective franchise agreement relating to restrictions on the disposition of ownership interests and (ii) in the case of NPCI, on or before June 30, 1997 amend its organizational documents and other agreements to the extent necessary to comply with provisions of its respective franchise agreement relating to restrictions on the disposition of ownership interests or, in the alternative in the case of NPCI, deliver to the holders and maintain in full force and effect the agreement of Pizza Hut, Inc. substantially in the form of the letter agreement dated May 14, 1997, attached hereto as Exhibit I, without material breach or violation of such letter agreement.

               (9) Nature of Business. NPCI will not and will not permit the Company or any Guarantor to engage in any business, if as a result the general nature of the business, taken on a consolidated basis, which would then be engaged in by NPCI, the Company and the Guarantors would be substantially changed from the general nature of the business engaged in by the Company and the Guarantors as presented in the Private Placement Memorandum dated April, 1997 prepared by George K. Baum & Company (the "Memorandum").

              (10) Sale or Discount of Receivables. NPCI will not permit the Company or any Guarantor to sell with recourse or discount or otherwise sell or transfer for less than the face value thereof any notes or accounts receivables of NPCI, the Company or any Guarantor.

              (11) Fees and Compensation. NPCI will not permit the Company or any Guarantor to compensate, directly or indirectly, through salary, bonus or otherwise any of its respective officers, directors, employees or stockholders in amounts which are in excess of fair and reasonable compensation paid for similar services rendered by such officers, directors, employees and stockholders by business substantially similar to NPCI, the Company and the Guarantors.


 .c.Section 7.Events of Default.

   Section 7.   Events of Default.

           A. Acceleration. If any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

              (i) the Company defaults in the payment of any principal of or premium on any Note when the same shall become due, either by the terms thereof or otherwise as herein provided; or

             (ii) the Company defaults in the payment of any interest on any Note and such default continues for more than five (5) Business Days after the date due; or

            (iii) the Company or any Guarantor defaults in any payment of principal of or interest on any other obligation for money borrowed (or any Capitalized Lease Obligation, any obligation under a conditional sale or other title retention agreement, any obligation issued or assumed as full or partial payment for property whether or not secured by a purchase money mortgage or any obligation under notes payable or drafts accepted representing extensions of credit) beyond any period of grace provided with respect thereto, or the Company or any Guarantor fails to perform or observe any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other event of default thereunder or under any such agreement shall occur and be continuing) and the effect of such failure or other event of default is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due (or to be repurchased by the Company or any Guarantor) prior to any stated maturity or the Company or any Guarantor fails to pay any Guaranty in accordance with its terms, provided that the aggregate amount of all obligations as to which such a payment default shall occur and be continuing or such a failure or other event causing or permitting acceleration (or resale to the Company or any Guarantor) shall occur and be continuing exceeds $2,500,000; or

             (iv) any representation or warranty made by the Company or any Guarantors herein or in the Master Guaranty or by the Company, any Guarantor or any of its officers in any writing furnished in connection with or pursuant to this Agreement or the Master Guaranty shall be false in any material respect on the date as of which made; or

              (v) the Company fails to perform or observe any term, covenant or agreement contained in 6 and such failure shall not be remedied within five (5) Business Days after any officer of the Company obtains actual knowledge thereof or receives written notice thereof, whichever occurs first; or

            (vi) any Guarantor fails to perform or observe any agreement, covenant, term or condition contained in the Master Guaranty; or

            (vii) the Company fails to perform or observe any other material agreement, covenant, term or condition contained herein and such failure shall not be remedied within 30 days after any officer of the Company obtains actual knowledge thereof or receives any written notice thereof, whichever occurs first; or

          (viii)     the  Company  or  any  Guarantor  makes   an
          assignment for the benefit of creditors or is generally not paying its debts as such debts become due; or

             (ix) any decree or order for relief in respect of the Company or any Guarantor is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt (with respect to the bankruptcy or insolvency of the Company or any Guarantor), dissolution or liquidation or similar law, whether now or hereafter in effect (herein called the "Bankruptcy Law"), of any jurisdiction and such decree or order for relief remains unstayed or in effect for more than 30 days; or

              (x) the Company or any Guarantor petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Company or any Guarantor, or of any substantial part of the assets of the Company or any Guarantor, or commences a voluntary case under the Bankruptcy Law of the United States or any proceedings (other than proceedings for the voluntary liquidation and dissolution of a Subsidiary (other than the Company) of NPCI provided that such liquidation or dissolution would otherwise be permitted hereunder) relating to the Company or any Subsidiary under the Bankruptcy Law of any other jurisdiction; or

            (xi) any such petition or application is filed, or any such proceedings are commenced, against the Company or any Guarantor and the Company or such Guarantor by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 30 days; or

            (xii) any order, judgment or decree is entered in any proceedings against NPCI or the Company decreeing the dissolution of NPCI or the Company and such order, judgment or decree remains unstayed and in effect for more than 30 days; or

          (xiii) any order, judgment or decree is entered in any proceedings against the Company or any Guarantor decreeing a split-up of the Company or such Guarantor which requires the divestiture of assets representing a substantial part, or the divestiture of the stock of a Guarantor whose assets represent a substantial part, of the consolidated assets of NPCI and its Subsidiaries (determined in accordance with generally accepted accounting principles) or which requires the divestiture of assets, or stock of a Guarantor, which shall have contributed a substantial part of the Consolidated Net Income for any of the three fiscal years then most recently ended, and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

           (xiv) any judgment or order, or series of judgments or orders, for the payment of money in an amount in excess of $2,500,000 (exclusive of any amount covered by insurance and not subject to any deductible provision) is rendered against the Company or any Guarantor and either (y) enforcement proceedings have been commenced by any creditor upon such judgment or order or (z) within 30 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 30 days after the expiration of any such stay, such judgment is not discharged;

     then

              (a) if such event is an Event of Default specified in clause (viii), (ix), (x) or (xi) of this 7A, all of the Notes at the time outstanding shall automatically become immediately due and payable at the Optional Prepayment Price, together with accrued but unpaid interest thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company, and

              (b) if such event is an Event of Default specified in clause (iii), (iv), (v), (vi), (vii),
          (xii), (xiii) or (xiv) of this 7A, the holder or holders of at least twenty- five percent (25%) of the aggregate principal amount of the Notes then outstanding, may at its or their option, by notice in writing to the Company, declare all of the Notes to be, and all of the Notes shall thereupon be and become, immediately due and payable at the Optional Prepayment Price, together with accrued but unpaid interest thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, and

              (c) if such event is an Event of Default specified in clause (i) or (ii) of this 7A, any holder of the Note may, at its or their option, by notice in writing to the Company, declare all of the Notes to be, and all of the Notes shall thereupon be and become, immediately due and payable at the Optional Prepayment Price, together with accrued but unpaid interest thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

           B. Rescission of Acceleration. The provisions of 7A are subject to the condition that if the principal of and accrued interest on all or any outstanding Notes have been declared immediately due and payable by reason of the occurrence of any Event of Default described in paragraphs
     (i) through (vii), inclusive, or (xii), (xiii) and (xiv) of 7A, the Required Holders may, by written instrument filed with the Company, rescind and annul such declaration and the consequences thereof, provided that at the time such declaration is annulled and rescinded:

              (a) no judgment or decree has been entered for the payment of any monies due pursuant to the Notes or this Agreement;

              (b) all arrears of interest upon all the Notes and all other sums payable under the Notes and under this Agreement (except any principal, interest or premium on the Notes which has become due and payable solely by reason of such declaration under 7A) shall have been duly paid; and

              (c) each and every other Default and Event of Default shall have been made good, cured or waived pursuant to 11C;

     and provided further, that no such rescission and annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereto.

           C. Other Remedies. If any Event of Default or Default shall occur and be continuing the holder of any Note may proceed to protect and enforce its rights under this Agreement and such Note by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement. No remedy conferred in this Agreement upon the holder of any Note is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.


 .c.Section 8.Representations, Covenants and Warranties;.

    Section 8. Representations, Covenants and Warranties. NPCI and the Company severally represent, covenant and warrant:

          A.   Subsidiaries.

               (1)    Ownership.  NPCI owns 100%  of  the  Voting
          Securities of the Company. Exhibit E attached hereto states the name of each Subsidiary of NPCI (other than the Company), its jurisdiction of incorporation or organization, and the ownership of its Voting Securities. The Company and each Guarantor has good and marketable title to all of the equity interests it purports to own as set forth on Exhibit E, free and clear in each case of any Lien. All such shares and other equity interests have been duly issued and are fully paid and non-assessable. Seattle Restaurant Equipment Company, Inc. does not, as of the Date of Closing, have material assets or operations.

              (2)   Guarantors; Joinder Agreement.  NPCI and each
          existing and hereafter acquired or created Subsidiary of NPCI (other than the Company) shall unconditionally and jointly and severally guarantee the payment of all principal of, premium, if any, and interest on the Notes and all other obligations of the Company under this Agreement in accordance with and pursuant to the terms of the Master Guaranty. If NPCI or any existing Subsidiary of NPCI creates or acquires any Subsidiary after the Date of Closing, such Subsidiary shall execute and deliver to the Purchasers the Joinder Agreement referred to in the Master Guaranty and shall thereupon become unconditionally and jointly and severally liable for the payment of all principal of, premium, if any, and interest on the Notes and all other Obligations of the Company under this Agreement in accordance with and pursuant to the terms of the Master Guaranty. NPCI and its Subsidiaries listed in Exhibit H constitute the initial Guarantors.

           B. Organization; Qualification; Corporate Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; each Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized. The Company has and each Guarantor has the corporate or other organizational power to own its respective property and to carry on its respective business as now being conducted, and the Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary. The execution, delivery and performance by the Company of this Agreement and the Notes are within the Company's corporate powers and have been duly authorized by all necessary corporate action.

          C. Business and Property. You have heretofore been furnished with a copy of the Memorandum which generally sets forth the business conducted by NPCI and its Subsidiaries and the principal properties of NPCI and its Subsidiaries. Neither the Company nor any Guarantor has any current intention of engaging in any business which would significantly change the general nature of business engaged in by the Company and the Guarantors on the Date of Closing.

          D. Financial Statements. The Company has furnished you with the following financial statements, identified by a principal financial officer of the Company: consolidated balance sheets of NPCI and its Subsidiaries for the fiscal years ending on March 29, 1994, March 28, 1995 and March 26, 1996, and a consolidated statement of income and consolidated  statements  of cash  flows  of  NPCI  and  its
     Subsidiaries for each such fiscal year all certified by Ernst & Young. The Company has also furnished to you a consolidated balance sheet, a consolidated statement of income and a consolidated statement of cash flows in each case of NPCI and its Subsidiaries for the fiscal quarter ending December 24, 1996. Such financial statements (including any related schedules and/or notes) are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved and show all liabilities, direct and contingent, of NPCI and its Subsidiaries required to be shown in accordance with such principles. The consolidated balance sheets fairly present the condition of NPCI and its Subsidiaries as at the dates thereof, and the consolidated statements of income and consolidated statements of cash flows fairly present the results of the operations of NPCI and its Subsidiaries for the periods indicated. There has been no material adverse change in the business, condition or operations (financial or otherwise) of NPCI and its Subsidiaries taken as a whole since March 26, 1996.

         E. Conflicting Agreements and Other Matters. Neither the Company nor any Guarantor is a party to any contract or agreement or subject to any charter or other corporate restriction which materially and adversely affects its business, property or assets, or financial condition. Neither the execution nor delivery of this Agreement or the Notes, nor the offering, issuance and sales of the Notes, nor fulfillment of nor compliance with the terms and provisions hereof and of the Notes will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Company or any Guarantor pursuant to, the charter, by-laws or other organizational documents of the Company or any Guarantor, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any Guarantor is subject. Neither the Company nor any Guarantor is a party to, or otherwise subject to any provision contained in, any instrument evidencing indebtedness of the Company or such Guarantor, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company of the type to be evidenced by the Notes except as set forth in the agreements listed in Exhibit D attached hereto.

          F. Governmental Consent. Neither the nature of the Company or of any Guarantor, nor any of their respective business or properties, nor any relationship between the Company or any Guarantor and any other Person, nor any circumstance in connection with the offering, issuance, sale or delivery of the Notes is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental or regulatory body (other than routine filings after the Date of Closing with the Securities and Exchange Commission and/or state Blue Sky authorities) in connection with the execution and delivery of this Agreement, the offering, issuance, sale or delivery of the Notes or fulfillment of or compliance with the terms and provisions hereof or of the Notes.

          G. Enforceability. This Agreement is, and the Notes when delivered hereunder will be, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

          H. Actions Pending. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any Guarantor, or any properties or rights of the Company or any Guarantor, by or before any court, arbitrator or administrative or governmental body which might result in any material adverse change in the business, condition or operations of the Company and the Guarantors taken as a whole. There is no action, suit, investigation or proceeding pending or threatened against the Company or any Guarantor which purports to affect the validity or enforceability of this Agreement or any Note.

          I. Outstanding Debt; No Defaults. Neither the Company nor any Guarantor has outstanding any Debt except as permitted by 6C(2). Exhibit F describes the outstanding Debt of the Company and the Guarantors, (including the principal amount thereof) as of the Date of Closing. There exists no default under the provisions of any instrument evidencing such Debt or of any agreement relating thereto. No Default or Event of Default has occurred and is continuing.

          J. Title to Properties. The Company has and each Guarantor has good and marketable title to substantially all of its respective real properties (other than properties which it leases) and good title to substantially all of its other respective properties and assets, including the properties and assets reflected in the consolidated balance sheet as at March 25, 1996 referred to in 8D (other than properties and assets disposed of in the ordinary course of business), subject to no Lien of any kind except Liens permitted by 6C(1) and Liens as described in Exhibit G hereto. The Company and each Guarantor enjoys peaceful and undisturbed possession under all leases necessary in any material respect for the operation of their respective properties and assets, none of which contains any unusual or burdensome provisions which might affect or impair the operation of such properties and assets. All leases necessary in any material respect for the conduct of the respective businesses of the Company and the Guarantors are valid and subsisting and are in full force and effect.

          K.     Taxes.   The Company has and each Guarantor  has
     filed all Federal, State and other income tax returns and franchise tax reports which, to the best knowledge of the officers of the Company, are required to be filed, and each has paid all taxes as shown on such returns and/or reports and on all assessments received by it to the extent that such taxes have become due, except such taxes as are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles. The Company does not know of any proposed additional tax assessment against it for which adequate provision has not been made on its accounts, and no material controversy in respect of additional Federal or state income taxes due since said date is pending or to the knowledge of the Company threatened. The provisions for taxes on the books of the Company and each Guarantor are adequate in all material respects for all open years, and for its current fiscal period.

          L. Offering of Notes. Neither the Company nor any agent acting on its behalf has, directly or indirectly, offered the Notes or any similar security of the Company for sale to, or solicited any offers to buy the Notes or any similar security of the Company from, or otherwise approached or negotiated with respect thereto with, any Person other than the Purchasers and not more than twenty-one (21) other institutional investors and neither the Company nor any agent acting on its behalf has taken or will take any action which would subject the issuance or sale of the Notes to the provisions of 5 of the Securities Act or to the provisions of any securities or Blue Sky law of any applicable jurisdiction.

          M. Regulation G, Etc. Neither the Company nor any Guarantor owns or has any present intention of acquiring any "margin stock" as defined in Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System (herein called "margin stock"). The proceeds of sale of the Notes will be used to acquire assets (other than stock) (or to reduce indebtedness incurred to acquire such assets) pursuant to the Asset Purchase Agreement by and between Jamie B. Coulter, et al., and the Company, NPCI and NPC Restaurants LP and for general corporate purposes. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation G. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation G, Regulation T, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, as amended, in each case as in effect now or as the same may hereafter be in effect.

          N. Disclosure. Neither this Agreement nor any other document, certificate or statement furnished to you by or on behalf of the Company in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact peculiar to the Company or any Guarantor which materially adversely affects or in the future may (so far as the Company can now foresee) materially adversely affect the business, property or assets, or financial condition of the Company or any Guarantor and which has not been set forth in this Agreement or in the other documents, certificates and statements furnished to you by or on behalf of the Company prior to the date hereof in connection with the transactions contemplated hereby.

          O. Investment Company Act. Neither the Company nor any Guarantor is an "investment company" or a company
     "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          P. Public Utility Holding Company Act. Neither the Company nor any Guarantor is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          Q. Patents and Trademarks. The Company and each Guarantor owns, possesses or is licensed to use all the patents, trademarks, trade names, service marks, copyrights, licenses and rights with respect to the foregoing necessary for the present and planned future conduct of its business, without any known conflict with the rights of others.

          R. ERISA. The consummation of the transactions provided for in the Agreements and compliance by the Company and the Guarantor with the provisions thereof and the Notes issued thereunder will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Code. Neither the Company nor any ERISA Affiliate has heretofore or is currently maintaining any Plan. Neither the Company nor any ERISA Affiliate has any contingent liability with respect to any post-retirement "welfare benefit plan" (as such term is defined in ERISA) except as has been disclosed to the Purchasers.

          S. Compliance with Law. To NPCI's or the Company's knowledge, neither the Company nor any Guarantor (a) is in violation of any law, ordinance, franchise, governmental rule or regulation to which it is subject; or (b) has failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of its property or to the conduct of its business, which violation or failure to obtain would materially adversely affect the business, prospects, profits, properties or condition (financial or otherwise) of the Company and the Guarantors, taken as a whole, or impair the ability of the Company to perform its obligations contained in the Agreements or the Notes. Neither the Company nor any Guarantor is in default with respect to any order of any court or governmental authority or arbitration board or tribunal.

          T. Compliance with Environmental Laws. To NPCI's or the Company's knowledge, neither the Company nor any Guarantor is in violation of any applicable Federal, state, or local laws, statutes, rules, regulations or ordinances relating to public health, safety or the environment, including, without limitation, relating to releases, discharges, emissions or disposals to air, water, land or ground water, to the withdrawal or use of ground water, to the use, handling or disposal of polychlorinated biphenyls (PCB's), asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, crude oil or any fraction thereof, or other hydrocarbons), pollutants or contaminants, to exposure to toxic, hazardous or other controlled, prohibited or regulated substances which violation could have a material adverse effect on the business, prospects, profits, properties or condition (financial or otherwise) of the Company and the Guarantors, taken as a whole. The Company does not know of any liability or class of liability of the Company or any Guarantor under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.), or the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901 et seq.).

          U. Franchise Agreements. All franchise agreements, licenses, or other permits (as amended, modified, replaced or superseded, collectively, "Franchise Agreements") necessary to permit the Company and the Guarantors to operate under the name "Pizza Hut" are in full force and effect. No event exists which with the lapse of time or the giving of notice, or either, would constitute a default under any such Franchise Agreements. The Franchise Agreements do not expire prior to February 28, 2010.


 .c.Section 9.Representations of the Purchaser;.

    Section 9. Representations of the Purchaser. You represent and in making this sale to you it is specifically understood and agreed that you are not acquiring the Notes to be purchased by you hereunder with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act, provided that the disposition of your property shall at all times be and remain within your control.

     You also represent that the source of funds to be used by you to pay the purchase price of the Notes to be purchased by you hereunder is your "insurance company general account" as defined in Department of Labor Prohibited Transaction Exemption PTE 95-60 (60 FR 35925), July 12, 1995 (hereinafter "PTE 95-60"), and in respect thereof you represent that there is no "employee benefit plan" (as defined in section 3(3) of ERISA and section 4975(e)(1) of the Code) established or maintained by the Company (and affiliates thereof as defined in section V(a)(1) of the PTE 95-
60) with respect to which the amount of general account reserves and liabilities of all contracts held by or on behalf of such plan exceed ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the National Association of Insurance Commissioners' Annual Statement filed with your state of domicile.


 .c.Section 10. Definitions and Accounting Terms;.

     A. Certain Defined Terms. As used in this Agreement the following terms shall have the meanings specified with respect thereto below (such meanings to be equally applicable to both the singular and plural forms of the terms defined);

          "Affiliate" shall mean any Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, NPCI or the Company, (ii) which beneficially owns or holds 5% or more of any class of the Voting Securities of NPCI or the Company or (iii) 5% or more of the Voting Securities (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by NPCI or the Company or a Subsidiary. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Securities by contract or otherwise.

          "Bankruptcy Laws" shall have the meaning specified in clause (ix) of 7A.

          "Business  Day"  shall  mean  any  day  other  than   a
     Saturday, a Sunday or a day on which commercial banks in New
     York City are required or authorized to be closed.

          "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to 4B or has become or is declared to be immediately due and payable pursuant to 7A, as the context requires.

          "Capitalized Lease" shall mean any lease which is required to be capitalized on the balance sheet of the lessee pursuant to GAAP.

          "Capitalized Lease Obligations" shall mean the amount at which the aggregate rentals due and to become due under all Capitalized Leases under which the Company or any Guarantor, as a lessee, would be required to be reflected as a liability on the consolidated balance sheet of NPCI in accordance with GAAP.

          "Closing" or "Date of Closing" shall have the meaning specified in 2.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Consolidated Debt" shall mean all Debt of NPCI and its Subsidiaries, determined on a consolidated basis eliminating intercompany items.

          "Consolidated Net Income" for any period shall mean the net income and net losses of NPCI and its Subsidiaries on a consolidated basis as defined according to GAAP after excluding the sum of (i) any net loss or any net earnings of any business entity (other than a Guarantor) in which NPCI or any of its Subsidiaries has an ownership interest unless such net earnings shall have actually been received by NPCI or such Subsidiary in the form of cash distributions, (ii) the net income or loss of any Subsidiary for any period prior to the date it became a Subsidiary, (iii) the gain or loss (net of any tax effect) resulting from the sale of any capital assets other than in the ordinary course of business, and (iv) extraordinary or nonrecurring gains or losses.

          "Consolidated Net Income Available for Fixed Charges" for any period shall mean the sum of Consolidated Net Income during such period, plus (to the extent deducted in determining Consolidated Net Income during such period) (i) interest expense, (ii) provision for income taxes, (iii) depreciation and amortization, and (iv) operating lease expense.

          "Consolidated  Net Worth" shall mean the  stockholders'
     equity   account   of  NPCI  and  its  Subsidiaries   on   a
     consolidated basis, according to GAAP.

          "Consolidated Priority Debt" shall mean, as of the date of any determination thereof, Consolidated Debt excluding:

              (i)   unsecured Debt of the Company or NPCI;

              (ii) Debt of the Company or NPCI secured by liens described in 6C(1)(i) through (v) inclusive; and

            (iii)   Permitted Guaranty Debt.

          "Consolidated Pro-Forma EBITDA" shall mean, for any period, EBITDA of NPCI and its Subsidiaries on a consolidated basis during such period; provided, however, that for purposes of calculating Consolidated Pro-Forma EBITDA with respect to any Pizza Hut or Tony Roma's restaurant to be acquired by NPCI, the Company or any Subsidiary (each, an "acquisition target"), the EBITDA of the acquisition target for each full fiscal quarter included in the computational period prior to the acquisition (including the fiscal quarter during which it was acquired) shall be included, without duplication, and shall be reasonably adjusted for tangible operational changes due to field expenses differentials, royalty payments to be made to Pizza Hut, Inc., contractual rent payments on real estate and equipment and general and administrative cost differences (collectively, "acquisition adjustments"). Prior to, and in connection with, the calculation of Consolidated Pro-Forma EBITDA, the Company shall provide each Purchaser with appropriate documentation, certified by an authorized financial officer of the Company, supporting the reasonableness of the acquisition adjustments.

          "Debt" shall mean indebtedness for all borrowed money, including the liability with respect to Capitalized Lease Obligations, liabilities secured by a Lien on existing property, and the aggregate amount of Guaranties and together with the aggregate amount of all letters of credit issued for the account of the Company or any Guarantor to the extent such letters of credit have an aggregate face amount in excess of $12,000,000 and (but without duplication) all letters of credit issued for the account of the Company or any Guarantor to the extent draws have been made thereon. For purposes of this definition, "Debt" shall not include trade accounts payable, accrued expenses or income taxes payable.

          "Discount Rate" shall mean, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the
     Settlement Date with respect to such Called Principal, on the display designated as "USD" of the Bloomberg Financial Markets Services Screen (or such other display as may replace page "USD" of the Bloomberg Financial Markets Services Screen) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or
     (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by
     (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and
     (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

          "EBITDA" shall mean Consolidated Net Income before interest expense, provision for taxes (to the extent not excluded from Consolidated Net Income), depreciation, amortization and the noncash portion of nonrecurring charges (as defined in GAAP).

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to also refer to any successor sections.

          "ERISA Affiliate" shall mean any corporation, trade or business that is, along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in section 414(b) and 414(c), respectively, of the Code or Section 4001 of ERISA.

          "Event of Default" shall mean any of the events specified in 7A, provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act, and "Default" shall mean any of such events, whether or not any such requirement has been satisfied.

          "Fixed Charges" shall mean the sum of interest expenses and operating lease expenses as reflected in the GAAP financial statements of NPCI and its Subsidiaries on a consolidated basis.

          "Franchise Agreements" shall have the meaning specified in 8U.

          "GAAP" shall mean those generally accepted accounting principles as in effect at the Date of Closing.

          "Guaranties" by any Person shall mean all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing, or in effect guaranteeing, any debt, dividend or other obligation of any other Person (the
     "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Debt or obligation or any property or assets constituting security therefor, (ii) to advance or supply funds (x) for the purchase or payment of such Debt or obligation, (y) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation, (iii) to lease property or to purchase Securities or other property or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of the primary obligor to make payment of the Debt or obligation, or (iv) otherwise to assure the owner of the Debt or obligation of the primary obligor against loss in respect thereof. For the purposes of all computations made under this Agreement, a Guaranty in respect of any Debt for borrowed money shall be deemed to be Debt equal to the principal amount of such Debt for borrowed money which has been guaranteed, and a Guaranty in respect of any other obligation or liability or any dividend shall be deemed to be Debt equal to the maximum aggregate amount of such obligation, liability or dividend.

          "Guarantor" shall mean at any time NPCI and each  other
     Person which is a party to the Master Guaranty at such time.

          "Interest  Payment  Date" shall mean  each  May  1  and
     November 1 of each year during the term of the Notes.

          "Investments" shall mean all investments, in cash or by delivery of property made, directly or indirectly in any Person, whether by acquisition of shares of capital stock, Debt or other obligations or Securities or by loan, advance, capital contribution or otherwise; provided, however, that "Investments" shall not mean or include routine investments in property to be used or consumed in the ordinary course of business.

          "Lien" shall mean any mortgage, pledge security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction) or any other type of preferential arrangement encumbering property.

          "Master Guaranty" shall mean the guaranty agreement to be dated on the Date of Closing, substantially in the form of Exhibit H hereto, and whereby each Guarantor shall unconditionally and jointly and severally guarantee in favor of the Purchasers the due and punctual payment of all principal of, premium, if any, and interest on the Notes.

          "Material Operating Group" shall mean and include the Pizza Hut restaurant group, the Tony Roma restaurant group and all other operating restaurant groups.

          "Memorandum"  shall  have  the  meaning  specified   in
     6C(9).

          "Notes" shall have the meaning specified in 1A.

          "NPCI"   means  NPC  International,  Inc.,   a   Kansas
     corporation.

          "Officers' Certificate" shall mean a certificate signed in the name of NPCI by its President, one of its Vice Presidents or its Treasurer and in the name of the Company by its President, one of its Vice Presidents or its Treasurer.

          "Optional Prepayment Price" shall mean, with respect to the principal amount of the Notes to be prepaid, an amount obtained by discounting all scheduled payments of such prepaid principal amount of the Notes and interest thereon that would be due on or after the prepayment date to the
     scheduled  due date thereof at the Discount  Rate.   If  the
     Company and the holder of any Note shall prior to the prepayment date designate in writing a different prepayment price, that different prepayment price shall be payable on the prepayment date and shall be the "Optional Prepayment Price." In no event shall the Optional Prepayment Price be less than the principal amount of the Notes to be prepaid.

          "Person"   shall   mean  an  individual,   corporation,
     partnership,    trust,    joint   venture,    unincorporated
     organization or a government agency or political subdivision thereof.

          "Permitted Guaranty Debt" shall mean any Debt evidenced by the Master Guaranty and any Debt evidenced by any guaranty agreement given by any Guarantor in favor of any holder of any Debt described in Exhibit F whereby such Guarantor guarantees the payment of all principal, interest and other amounts, if any, payable in respect of such Debt.

          "Plan" shall mean a "pension plan," as such term is defined in ERISA, established or maintained by the Company or any ERISA Affiliate or as to which the Company or any ERISA Affiliate contributed or is a member or otherwise may have any liability.

          "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by
     (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to 4B or 7A.

          "Required Holder(s)" shall mean the holder or holders of at least seventy-five percent (75%) of the aggregate principal amount of the Notes from time to time outstanding.

          "Required Prepayment" shall have the meaning specified in 4A.

          "Restricted Investments" shall mean all Investments made by the Company or any Guarantor in any Person or property except:

              (a)    Investments by NPCI and its Subsidiaries  in
          and   to  NPCI  and  its  Subsidiaries,  including  any
          Investment in any Person which, after giving effect to such Investment, will become a Subsidiary;

              (b)    Investments in commercial paper maturing  in
          270 days or less from the date of issuance which, at the time of acquisition by the Company or any Guarantor, is accorded the highest ratings by Standard & Poor's Corporation, Moody's Investors Service, Inc. or other nationally recognized credit rating agency of similar standing;

              (c) Investments in direct obligations of the United States of America or any agency or instrumentality of the United States of America, the payment or guarantee of which constitutes a full faith and credit obligation of the United States of America, in either case, maturing in twelve months or less from the date of acquisition thereof;

               (d) Investments in certificates of deposit maturing within one year from the date of issuance thereof, issued by a bank or trust company organized under the laws of the United States or any state thereof, or the United States branch of any bank or trust company organized under the laws of any country of Western Europe or of Japan, having, in each case, capital, surplus and undivided profits aggregating at least $250,000,000;

             (e) Investments in securities issued by state and local governments (or subdivisions thereof) maturing in twelve months or less from the date of acquisition by the Company or a Guarantor which at the time of acquisition thereof by the Company or a Guarantor are rated AA or better by Standard & Poor's Corporation or Aa or better by Moody's Investors Service, Inc.;

              (f) loans or advances to officers, directors and employees, such loans or advances not in the aggregate to exceed, in any event, an amount equal to $1,500,000;
          and

               (g) promissory notes and other receivables arising from the sale of goods and services or other assets, not to exceed, in the aggregate, $7,500,000.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

          "Sharing Agreement" shall mean the Sharing Agreement dated as of May 8, 1997, as amended from time to time.

          "Significant Holder" shall mean (i) you, so long as you shall hold (or be committed under this Agreement to purchase) any Note, or (ii) any other holder of at least 10% of the aggregate principal amount of the Notes from time to time outstanding.

          "Subsidiary" shall mean any Person of which or in which NPCI and its other Subsidiaries owns directly or indirectly 50% or more of (i) the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such Person, if it is a corporation, (ii) the capital interest or profits interest of such Person, if it is a partnership, joint venture or similar entity, or (iii) the beneficial interest of such Person, if it is a trust, association or other unincorporated organization.

          "Total Assets" shall mean, as of the date of any determination thereof, all assets of the Company and the Guarantors computed in accordance with GAAP consistently applied.

          "Transferee"   shall  mean  any  direct   or   indirect
     transferee of all or any part of any Note purchased by you under this Agreement.

          "Voting Securities" shall mean Securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

      B. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in 8D.


 .c.Section 11. Miscellaneous;.

  Section 11.   Miscellaneous.

          A. Note Payments. So long as you shall hold any Note, the Company will make payments of principal thereof or Optional Prepayment Price as applicable, and interest thereon, not later than 12:00 noon, Houston time, on the day when due by wire transfer of immediately available funds for credit to your account or accounts as specified in Schedule I attached hereto, or such other account or accounts in the United States as you may designate in writing, notwithstanding any contrary provision herein or in any Note with respect to the place of payment. You agree that, before disposing of any Note, you will make a notation thereon (or on a schedule attached thereto) of all principal payments previously made thereon and of the date to which interest thereon has been paid. The Company agrees to afford the benefits of this 11A to any Transferee which shall have made the same agreement as you have made in this 11A. If any payment due on any Note is payable on a Saturday, Sunday or day on which banks in the State of Texas or the State of New York are authorized to be closed, such payment shall be payable on the next succeeding day which is not a Saturday, Sunday or day on which banks in Texas and New York are authorized to be closed, without accruing additional interest.

          B. Expenses. The Company agrees, whether or not the transactions contemplated hereby shall be consummated, to pay, and save you and any Transferee harmless against liability for the payment of, all reasonable out-of-pocket expenses arising in connection with such transactions (other than such costs and expenses associated with or resulting from your resale of the Notes), including (i) all document production and duplication charges and the reasonable fees and expenses of any special counsel engaged by you in connection with this Agreement and the transactions contemplated hereby, and all document production and duplication charges and the reasonable fees and expenses of any special counsel engaged by you or any Transferee in connection with any subsequent proposed modification of, or proposed consent under, this Agreement, whether or not such proposed modification shall be effected or proposed consent granted, (ii) expenses incurred in obtaining a Private Placement Number from Standard & Poor's CUSIP Service Bureau with respect to the Notes being purchased by you; and (iii) to the extent permitted by applicable law, the reasonable costs and expenses, including reasonable attorneys' fees, incurred by you or any Transferee in enforcing any rights against the Company under this Agreement or the Notes (whether in the contest of civil action, adversary proceeding, workout or otherwise) or in responding to any subpoena or other legal process issued in connection with this Agreement or the transactions contemplated hereby or by reason of your or any Transferee's having acquired any Note, including without limitation reasonable costs and expenses incurred in any bankruptcy case. The obligations of the Company under this 11B shall survive the transfer of any Note or portion thereof or interest therein by you or any Transferee and the payment of any Note.

          C. Consent to Amendments. This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act, of the Required Holder(s) except that, without the written consent of the holder or holders of all Notes at the time outstanding and the Company no amendment to this Agreement shall change the maturity of any Note, or change the principal of, or the rate or time of payment of interest or any premium payable with respect to any Note, or affect the time, amount or allocation of any required prepayments, or change the proportion of the principal amount of the Notes required with respect to any consent. Each holder of any Note at the time or thereafter outstanding shall be bound by any consent authorized by this 11C, whether or not such Note shall have been marked to indicate such consent, but any Notes issued thereafter may bear a notation referring to any such consent. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein and in the Notes, the terms "this Agreement" and "the Note Agreements" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

          D. Form, Registration, Transfer and Exchange of Notes; Lost Notes. The Notes are issuable as registered notes without coupons in denominations of not less than $1,000,000, except as may be necessary to effect the registration or transfer of a Note which is outstanding in a principal amount of less than $1,000,000. The Company shall keep at its principal office a register in which the Company shall provide for the registration of Notes and of transfers of Notes. Upon surrender for registration of transfer of any Note at the principal office of the Company, the Company shall, at its expense, execute and deliver one or more new Notes of like tenor and of a like aggregate principal amount, registered in the name of such transferee or transferees. At the option of the holder of any Note, such Note may be exchanged for other Notes of like tenor and of any authorized denominations, of a like aggregate principal amount, upon surrender of the Note to be exchanged at the principal office of the Company. Whenever any Notes are so surrendered for exchange, the Company shall, at its expense, execute and deliver the Notes which the holder making the exchange is entitled to receive. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or such holder's attorney duly authorized in writing. Any Note or Notes issued in exchange for any Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, so that neither gain nor loss of interest shall result from any such transfer or exchange. Upon receipt of written notice from the holder of any Note of the loss, theft, destruction or mutilation of such Note and, in the case of any such loss, theft or destruction, upon receipt of such holder's unsecured indemnity agreement, or in the case of any such mutilation upon surrender and cancellation of such Note, the Company will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

          E. Persons Deemed Owners; Participations. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name any Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of and premium, if any, and interest on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to the preceding sentence, the holder of any Note may from time to time grant participations in all or any part of such Note to any Person on such terms and conditions as may be determined by such holder in its sole and absolute discretion.

         F. Survival of Representations and Warranties; Entire Agreement. All representations and warranties contained herein or made in writing by or on behalf of the Company in connection herewith shall survive the execution and delivery of this Agreement and the Notes, the transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any Transferee, regardless of any investigation made at any time by or on behalf of you or any Transferee until such time as all principal of, Optional Prepayment Price, if applicable, and interest on, the Notes have been paid in full. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

          G. Successors and Assigns. All covenants and other agreements in this Agreement contained by or on behalf of either of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee) whether so expressed or not.

           H. Disclosure to Other Persons. The Company acknowledges that the holder of any Note may deliver copies of any financial statements and other documents delivered to such holder, and disclose any other information disclosed to such holder, by or on behalf of the Company or any Guarantor in connection with or pursuant to this Agreement to (i) such holder's directors, trustees, officers, employees, agents and professional consultants, (ii) any other holder of any Note, (iii) any Person to which such holder offers to sell such Note or any part thereof, (iv) any Person to which such holder sells or offers to sell a participation in all or any part of such Note, (v) any federal or state regulatory authority having jurisdiction over such holder, (vi) the National Association of Insurance Commissioners or any similar organization or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any law, rule, regulation or order applicable to such holder, (b) in response to any subpoena or other legal process, (c) in connection with any litigation to which such holder is a party, (d) in order to protect such holder's investment in such Note or (e) to correct any false or misleading information which may become public concerning the relationship with such holder to the Company or the Guarantors. Except as provided in the previous sentence, each holder agrees that it will use its best efforts to hold in confidence and not to disclose the Confidential Information. As used herein "Confidential Information" means copies of any financial statements and other documents delivered to such holder, and any other information disclosed to such holder, by or on behalf of the Company or any Guarantor of the Company in connection with or pursuant to this Agreement, but does not include information (i) which was publicly known or otherwise known to such holder, at the time of disclosure, (ii) which subsequently becomes publicly known through no act or omission of such holder, or (iii) which otherwise becomes known to such holder, other than through disclosure by the Company or any Guarantor of the Company.

          I. Notices. All notices or other communications provided for hereunder (except for the telephonic notices required by 4C) shall be in writing and sent by nationwide overnight delivery service (with charges prepaid) or telecopy (with receipt confirmed by the recipient) and, (i) if to you, addressed to you at the address specified for such communications in Schedule 1 attached hereto, or at such other address as you shall have specified to the Company in writing, (ii) if to any other holder of any Note, addressed to such other holder at such address as such other holder shall have specified to the Company in writing or, if any such other holder shall not have so specified an address to the Company, then addressed to such other holder in care of the last holder of such Note which shall have so specified an address to the Company, and (iii) if to the Company or any Guarantor, addressed to it at 720 W. 20th Street, Pittsburg, Kansas 66762, Attention: Troy D. Cook, Vice President Finance (telecopy number (316) 231-1188), or at such other address as the Company shall have specified to the holder of each Note in writing; provided, however, that any such communication to the Company may also, at the option of the holder of any Note, be delivered by any other reasonable means either to the Company at its address specified above or to any officer of the Company.

          J. Descriptive Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

           K. Satisfaction Requirement. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to you or to the Required Holders, the determination of such satisfaction shall be made by you or the Required Holders, as the case may be, in the sole and exclusive judgment (exercised in good faith) of you or the Required Holders, as the case may be, making such determination.

          L. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Kansas.

          M. Integration. This Agreement may not be changed orally, but (subject to the provisions of 11C) only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. This Written Note Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement, together with all other written agreements between you and the Company, is the final expression of the Note Agreement between you and the Company, and such Written Note Agreement may not be contradicted by evidence of any prior oral agreement or of A contemporaneous oral agreement between you and the Company. Any additional non-standard terms of this Agreement between you and the Company including the reduction to writing of A previous oral agreement between you and the Company are set forth in the space below:


                              None

     No  Unwritten  Oral Agreement Between You  and  the  Company
Exists.

         N. Maximum Interest Payable. The Company, you and any other holders of the Notes specifically intend and agree to limit contractually the amount of interest payable under this Agreement, the Notes and all other instruments and agreements related hereto and thereto to the maximum amount of interest lawfully permitted to be charged under applicable law. Therefore, none of the terms of this Agreement, the Notes or any instrument pertaining to or relating to this Agreement or the Notes shall ever be construed to create a contract to pay interest at a rate in excess of the maximum rate permitted to be charged under applicable law, and neither the Company, any guarantor nor any other party liable or to become liable hereunder, under the Notes, any guaranties or under any other instruments and agreements related hereto and thereto shall ever be liable for interest in excess of the amount determined at such maximum rate, and the provisions of this Section shall control over all other provisions of this Agreement, the Notes, any guaranties or any other instrument pertaining to or relating to the transactions herein contemplated. If any amount of interest taken or received by you or any holder of a Note shall be in excess of said maximum amount of interest which, under applicable law, could lawfully have been collected by you or such holder incident to such transactions, then such excess shall be deemed to have been the result of a mathematical error by all parties hereto and shall be refunded promptly by the Person receiving such amount to the party paying such amount, or, at the option of the recipient, credited ratably against the unpaid principal amount of the Note or Notes held by you or such holder, respectively. All amounts paid or agreed to be paid in connection with such transactions which would under applicable law be deemed "interest" shall, to the extent permitted by such applicable law, be amortized, prorated, allocated and spread throughout the stated term of this Agreement. "Applicable law" as used in this Section means that law governing this Agreement in effect from time to time which permits the charging and collection of the highest permissible lawful, nonusurious rate of interest on the transactions herein contemplated and "maximum rate" as used in this Section means, with respect to each of the Notes, the maximum lawful, nonusurious rates of interest (if any) which under applicable law may be charged to the Company from time to time with respect to such Notes.

          O. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the Company, whereupon this letter shall become a binding agreement among you, NPCI and the Company.

                                    Very truly yours,

                                    NPC Management, Inc.


                                    By
                                      Name:
                                      Title:

                                    NPC International, Inc.


                                    By:
                                      Name:
                                      Title:


The foregoing Agreement is hereby
accepted as of the date first above
written.

[Name of Note Purchaser]


By__________________________________
    Name:
    Title:


     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the Company, whereupon this letter shall become a binding agreement among you, NPCI and the Company.

                                    Very truly yours,

                                    NPC Management, Inc.


                                    By
                                      Name:
                                      Title:

                                    NPC International, Inc.


                                    By:
                                      Name:
                                      Title:


The foregoing Agreement is hereby
accepted as of the date first above
written.

The Northwestern Mutual Life
  Insurance Company


By__________________________________
    Name:
    Title:

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the Company, whereupon this letter shall become a binding agreement among you, NPCI and the Company.

                                    Very truly yours,

                                    NPC Management, Inc.


                                    By
                                      Name:
                                      Title:

                                    NPC International, Inc.


                                    By:
                                      Name:
                                      Title:


The foregoing Agreement is hereby
accepted as of the date first above
written.

The Variable Annuity Life
  Insurance Company


By__________________________________
    Name:
    Title:

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the Company, whereupon this letter shall become a binding agreement among you, NPCI and the Company.

                                    Very truly yours,

                                    NPC Management, Inc.


                                    By
                                      Name:
                                      Title:

                                    NPC International, Inc.


                                    By:
                                      Name:
                                      Title:


The foregoing Agreement is hereby
accepted as of the date first above
written.

American General Life
  Insurance Company


By__________________________________
    Name:
    Title:


     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the Company, whereupon this letter shall become a binding agreement among you, NPCI and the Company.

                                    Very truly yours,

                                    NPC Management, Inc.


                                    By
                                      Name:
                                      Title:

                                    NPC International, Inc.


                                    By:
                                      Name:
                                      Title:


The foregoing Agreement is hereby
accepted as of the date first above
written.

The Franklin Life Insurance Company


By__________________________________
    Name:
    Title:





       Name and Address                                  Principal Amount
         of Purchaser                                of Notes to Be Purchased

The Northwestern Mutual Life
 Insurance Company                                         $15,000,000
720 East Wisconsin Ave.
Milwaukee, Wisconsin  53202
Attention:  Securities Department
Telecopier number:  (414) 299-7124

Payments

     All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "NPC Management, Inc., 7.94% Senior Notes due May 1, 2006, [principal, premium or interest]") to:

          Bankers Trust Company
          ABA # 0210-01033
          16 Wall Street
          Insurance Unit, 4th Floor
          New York, New York  10005

          for credit to:  The Northwestern Mutual Life Insurance
            Company
          Account Number:  00-000-027

Notices

     All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed
Attention:  Investment Operations

     Telephonic  Notice, if any, under 4C, to  be  made  to  Lisa
Cadotte, at (414) 299-1545 (or to such other person at such other telephone number designated in writing by the holder to the Company) in person and not by voice mail.

Name of Nominee in which Notes are to be issued:  None

Tax I.D. Number:  39-0509570

       Name and Address                                  Principal Amount
         of Purchaser                                of Notes to Be Purchased


The Variable Annuity Life Insurance Company                $20,000,000
c/o American General Corporation
*[P. O. Box 3247
Houston, Texas  77253-3247]
Attention:  Investment Research Department, A37-01
Facsimile Number:  (713) 831-1366

*Overnight Mailing Address:
[2929 Allen Parkway
Houston, Texas  77019-2155]

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "NPC Management, Inc., 7.94% Senior Guaranteed Notes due May 1, 2006, [principal, premium or interest]") to:

     ABA #011000028
     State Street Bank and Trust Company
     Boston, Massachusetts 02101

     Re:  The Variable Annuity Life Insurance Company
     AC-0125-821-9
     OBI=PPN Number and description of payment
     Fund Number PA 54

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

     The Variable Annuity Life Insurance Company and PA 54
     c/o State Street Bank and Trust Company
     Insurance Services Custody (AH2)
     1776 Heritage Drive
     North Quincy, Massachusetts  02171
     Facsimile Number:  (617) 985-4923

Duplicate payment notices and all other correspondences to be addressed as first provided above.

Telephonic Notice, if any, under 4C, to be made to Kathy Gentry, at (713) 831-1356 (or to such other person at such other telephone number designated in writing by the holder to the Company) in person and not by voice mail.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  74-1625348

Deliver securities by overnight courier to:

     State Street Bank and Trust Company
     Securities Services
     225 Franklin Street
     Boston, Massachusetts  02105
     Attention:  Mr. David A. Kay_Receive and Deliver

with a transmittal letter requesting that State Street confirm receipt of the securities to Carolyn Lee at American General and that they transmit by regular mail a photocopy of such securities to her attention at the above address for American General.

Copies of transmittal letter, together with copies of original securities, should be sent to David G. Castano at American
General  Corporation, Suite A-36-01, 2929 Allen Parkway, Houston,
Texas  77019.

       Name and Address                                  Principal Amount
         of Purchaser                                of Notes to Be Purchased


American General Life Insurance Company                    $10,000,000
c/o American General Corporation
*[P. O. Box 3247
Houston, Texas  77253-3247]
Attention:  Investment Research Department, A37-01
Facsimile Number:  (713) 831-1366

*Overnight Mailing Address:
[2929 Allen Parkway
Houston, Texas  77019-2155]

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "NPC Management, Inc., 7.94% Senior Guaranteed Notes due May 1, 2006, [principal, premium or interest]") to:

     ABA #011000028
     State Street Bank and Trust Company
     Boston, Massachusetts  02101

     Re:  American General Life Insurance Company
     AC-0125-880-5
     OBI=PPN # and description of payment
     Fund Number PA 40

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

     American General Life Insurance Company and PA 40
     c/o State Street Bank and Trust Company
     Insurance Services Custody (AH2)
     1776 Heritage Drive
     North Quincy, Massachusetts  02171
     Facsimile Number:  (617) 985-4923

Duplicate payment notices and all other correspondences to be addressed as first provided above.

Telephonic Notice, if any, under 4C, to be made to Kathy Gentry, at (713) 831-1356 (or to such other person at such other telephone number designated in writing by the holder to the Company) in person and not by voice mail.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  25-0598210

Securities should be forwarded to:

     State Street Bank and Trust Company
     Securities Services
     225 Franklin Street
     Boston, Massachusetts  02105
     Attention:  Mr. David A. Kay - Receive and Deliver

with a transmittal letter requesting that State Street confirm receipt of the securities to Carolyn Lee at American General and that they transmit by regular mail a photocopy of such securities to her attention at the above address for American General.

Copies  of  transmittal letter, together with copies of  original securities,  should  be  sent to David  G.  Castano  at  American
General  Corporation, Suite A-36-01, 2929 Allen Parkway, Houston,
Texas  77019.
       Name and Address                                  Principal Amount
         of Purchaser                                of Notes to Be Purchased


The Franklin Life Insurance Company                         $5,000,000
c/o American General Corporation
*[P. O. Box 3247
Houston, Texas  77253-3247]
Attention:  Investment Research Department, A37-01
Facsimile Number:  (713) 831-1366

*Overnight Mailing Address:
[2929 Allen Parkway
Houston, Texas  77019-2155]

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "NPC Management, Inc., 7.94% Senior Guaranteed Notes due May 1, 2006, [principal, premium or interest]") to:

     ABA #011000028
     State Street Bank and Trust Company
     Boston, Massachusetts 02101

     Re:  The Franklin Life Insurance Company
     AC-2492-440-9
     OBI=PPN Number and description of payment
     Fund Number PA 37

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

     The Franklin Life Insurance Company and PA 37
     c/o State Street Bank and Trust Company
     Insurance Services Custody (AH2)
     1776 Heritage Drive
     North Quincy, Massachusetts  02171
     Facsimile Number:  (617) 985-4923

Duplicate payment notices and all other correspondences to be addressed as first provided above.

Telephonic Notice, if any, under 4C, to be made to Kathy Gentry, at (713) 831-1356 (or to such other person at such other telephone number designated in writing by the holder to the Company) in person and not by voice mail.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  37-0281650

Deliver securities by overnight courier to:

     State Street Bank and Trust Company
     Securities Services
     225 Franklin Street
     Boston, Massachusetts  02105
     Attention:  Mr. David A. Kay_Receive and Deliver

with a transmittal letter requesting that State Street confirm receipt of the securities to Carolyn Lee and transmit by regular mail a photocopy of such securities to her attention at American General Corporation, Suite A37-01, 2929 Allen Parkway, Houston, Texas 77019.

Copies of transmittal letter, together with copies of original securities, should be sent to David G. Castano at American
General  Corporation, Suite A-36-01, 2929 Allen Parkway, Houston,
Texas  77019.



                         (Form of Note)

This Note has not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Any sale, transfer or other disposition of this Note (other than to the Issuer hereof) may be made only if made (A) pursuant to an effective registration statement under the Securities Act or (B) pursuant to an exemption from the registration requirements of the Securities Act.


                      NPC Management, Inc.

                  7.94% Senior Guaranteed Note


                         Due May 1, 2006

No.  _____________, 19____

$

     NPC   Management,   Inc.,   a  Delaware   corporation   (the
"Company"), for value received, hereby promises to pay to

                _________________________________
                      or registered assigns
                  on the first day of May, 2006
                     the principal amount of
_______________________________________ Dollars ($_____________)

and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 7.94% per annum from the date hereof until maturity, payable semiannually on the first day of each May and November in each year (commencing November 1, 1997) and at maturity. The Company agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the rate of (i) 9.94% per annum or (ii) the rate announced by Texas Commerce Bank National Association as its "prime rate", whichever is greater, after the due date, whether by acceleration or otherwise, until paid. Both the principal hereof and interest hereon are payable at the principal office of the Company in Pittsburg, Kansas in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

     This Note is one of the 7.94% Senior Guaranteed Notes due May 1, 2006 (the "Notes") of the Company in the aggregate principal amount of $50,000,000 issued or to be issued under and pursuant to the terms and provisions of the separate Note Agreements, each dated as of May 1, 1997 (the "Note Agreements"), entered into by the Company with the original Purchasers therein referred to. This Note and the payment and performance hereof are unconditionally guaranteed pursuant to the Master Guaranty dated May 1, 1997 (the "Master Guaranty") of the Guarantors named therein. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreements to all the benefits provided for thereby or referred to therein and provided for by the Master Guaranty. Reference is hereby made to the Note Agreements and the Master Guaranty for a statement of such rights and benefits

     This Note and the other Notes outstanding under the Note Agreements may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.

     The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreements.

     This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

                                    NPC Management, Inc.


                                    By
                                      Name:
                                      Title:

           (Form of Opinion of Counsel to the Company)

     The closing opinion of Shook, Hardy & Bacon L.L.P., special counsel for the Company and the Guarantors, which is called for by 3A(x) of the Agreements, shall be dated the Date of Closing and addressed to the Purchasers, shall be satisfactory in scope and form to the Purchasers, and shall be to the effect that:

     1. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of Delaware, has the corporate power and the corporate authority to execute and perform the Note Agreements and to issue the Notes and has the full corporate power and the corporate authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction wherein the failure to be so licensed or qualified would have a material adverse effect on the conditions or operations of the Company and Guarantors on a consolidated basis.

     2. Each Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly licensed or qualified and is in good standing in each jurisdiction wherein the failure to be so licensed or qualified would materially adversely affect the condition or operations of such Guarantor and all of the issued and outstanding shares of capital stock of each such Guarantor have been duly issued, are fully paid and non-assessable and are owned by the Company, by one or more Guarantors, or by the Company and one or more Guarantors. NPCI owns 100% of the outstanding shares of capital stock of the Company and the Company and/or NPCI own the percentage of shares of capital stock of each other Guarantor indicated on Exhibit E hereto.

     3. The Note Agreements and the Notes have been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitute the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

     4. The Master Guaranty has been duly authorized by all necessary corporate action on the part of each of the Guarantors, has been duly executed and delivered by the Guarantors and constitutes the legal, valid and binding contract of the Guarantors enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

     5. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Note Agreements, Notes, and the Master Guaranty (collectively the "Operative Documents").

     6. The issuance and sale of the Notes and the execution, delivery and performance by the Company and the Guarantors of the Operative Documents do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Company or any Guarantor pursuant to the provisions of the Charter or By-laws of the Company or any Guarantor or any agreement or other instrument known to such counsel to which the Company or any Guarantor is a party or by which the Company or any Guarantor may be bound.

     7. The issuance, sale and delivery of the Notes and the Master Guaranty under the circumstances contemplated by the Note Agreement do not, under existing law, require the registration of the Notes or the Master Guaranty under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

     8. Assuming the Purchasers have delivered the written notice attached hereto as Exhibit B-2 to the addressees also set forth on Exhibit B-2, the Purchasers are parties to the Sharing
Agreement as if they were original parties thereto.

     The opinion of Shook, Hardy & Bacon L.L.P. shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company and the Guarantors.




                    Notice Regarding Election
                               to
                     Join Sharing Agreement

                         May ____, 1997



     Notice  is  hereby  given to each of the parties  listed  on

Schedule A hereto as follows:



     Whereas, pursuant to that certain Note Agreement dated as of

May  1,  1997, between NPC Management, Inc. (the "Company"),  NPC

International,  Inc.  and the institutional investors  which  are signatories  hereto (the "Noteholders"), the Company  has  issued and  sold  to  such Noteholders $50,000,000 of its  7.94%  Senior

Guaranteed  Notes (the "Notes") due May 1, 2006.  The  Notes  are

unconditionally guaranteed pursuant to the Master Guaranty  dated

May 1, 1997 (the "Guaranty");



     Whereas, pursuant to that certain Sharing Agreement dated as of  May  8, 1997 (the "Sharing Agreement"), entered into  by  and among Texas Commerce Bank National Association, individually  and

as   agent,  Pacific  Mutual  Life  Insurance  Company,   Pacific

Corinthian Life Insurance Company, Lutheran Brotherhood  and  the

Prudential  Insurance  Company  of  America  (collectively,   the

"Current  Lenders"), the Current Lenders have agreed  to  certain sharing  arrangements  as  more  fully  set  forth  therein  and,

pursuant  to  Section  17  thereof, have  agreed  to  permit  any institutional  investor which loans money to, or purchases  notes from,  the  Company (collectively, "New Borrowings"),  which  New

Borrowings are pari passu with the indebtedness of the Company to the  Current Lenders, and which indebtedness is guaranteed by the

Guarantors  (as defined in the Sharing Agreement),  to  become  a party to the Sharing Agreement;



     Whereas,  the Notes will be pari passu with the indebtedness of  the  Company  to the Current Lenders and the  Notes  will  be guaranteed by the Guarantors;



     Therefore,  pursuant to Section 17 of the Sharing Agreement,

the  Noteholders elect to become a party to the Sharing Agreement and, thereupon, have all the rights and obligations of a "Lender"

thereunder.  As a result of such election, (a) the Notes shall be considered  "Company  Loan Documents" for  all  purposes  of  the

Sharing  Agreement,  and  (b)  the Guaranty  Agreement  shall  be

considered   a  "Subject  Guaranty"  and  one  of  the   "Subject

Guaranties"  for  all purposes of the Sharing Agreement  and  the

Noteholders shall have the same rights and obligations under  the

Sharing Agreement as do existing Lenders thereunder.



                                    American General Life
                                       Insurance
                                       Company

                                    The Variable Annuity Life
                                       Insurance
                                       Company

                                    The Franklin Life Insurance
                                       Company



                                    By:
                                    Its




                                    The Northwestern Mutual Life
                                        Insurance Company



                                    By:
                                    Its




                           Schedule A
                               to
                             Notice



Pacific Mutual Life Insurance Company
Pacific Corinthian Life Insurance Company
700 Newport Center Drive
Newport Beach, California  92658-9000

Attention:  Bill Schmidt
Fax:  (714) 721-5406

Lutheran Brotherhood
625 Fourth Avenue South
Minneapolis, Minnesota  55415

Attention:  Conrad Smith
Fax:  (612) 340-8408

Texas Commerce Bank National Association
712 Main
Houston, Texas  77002

Attention:  John Sarvadi
Fax:  (713) 216-6710

The Prudential Insurance Company of America
c/o Prudential Capital Group
Texas Commerce Tower
2200 Ross Avenue, Suite 4200E
Dallas, Texas  75201

Attention:  Managing Director
Fax:  (214) 720-6299



         (Form of Opinion of Counsel to the Purchasers)

     The closing opinion of Chapman and Cutler, special counsel for the Purchasers, which is called for by 3A(xi) of the Agreements, shall be dated the Date of Closing and addressed to the Purchasers, shall be satisfactory in scope and form to the Purchasers, and shall be to the effect that:

     1. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of Delaware, has the corporate power and the corporate authority to execute and deliver the Note Agreements and to issue the Notes.

     2. The Note Agreements have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitutes the legal, valid and binding contracts of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or law).

     3. The Notes have been duly authorized by all necessary corporate action on the part of the Company, and the Notes being delivered on the date hereof have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

     4. The issuance, sale and delivery of the Notes and the Master Guaranty contemplated by the Note Agreements under the circumstances contemplated by the Note Agreements do not, under existing law, require the registration of the Notes or the Master Guaranty under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

     The opinion of Chapman and Cutler shall also state that the opinion of Shook, Hardy & Bacon is satisfactory in scope and form to Chapman and Cutler and that, in their opinion, the Purchaser is justified in relying thereon.

     In rendering the opinion set forth in paragraph 1 above, Chapman and Cutler may rely, as to matters referred to in paragraph 1, solely upon an examination of the Certificate of Incorporation certified by, and a certificate of good standing of the Company from, the Secretary of State of the State of Delaware, the By-laws of the Company and the general business corporation law of the State of Delaware. The opinion of Chapman and Cutler is limited to the laws of the State of Illinois, the general business corporation law of the States of Delaware and Kansas and the Federal laws of the United States.

     The opinion of Chapman and Cutler shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company and the Guarantors.

              (List of Agreements Restricting Debt)



1. Note Agreement dated as of March 30, 1993, among National Pizza Company and Pacific Mutual Life Insurance Company,
     Pacific Corinthian Life Insurance Company and Lutheran Brotherhood relating to 6.35% promissory notes in the original aggregate principal amount of $20,000,000 due April 1, 2000, as amended by agreements dated March 28, 1995, May 24, 1995, May 29, 1996, March 3, 1997 and May 8,
     1997.

2. Amended and Restated Master Shelf and Assumption Agreement dated as of May 8, 1997, between the Company and The Prudential Insurance Company of America, relating to promissory notes in the aggregate principal amount of $60,000,000 issuable in accordance with the terms thereof.

3. $15,000,000 Amended and Restated Revolving Credit Agreement dated as of May 8, 1997, among the Company, various banks and Texas Commerce Bank National Association, as agent for such banks.

4. $185,000,000 Amended and Restated Revolving Credit Agreement dated as of May 8, 1997, among the Company, various banks and Texas Commerce Bank National Association, as agent for such banks.



       (NPCI and its Subsidiaries, other than the Company)

1.   NPCI.    NPC  International,  Inc.,  a  Kansas  corporation,
     formerly known as National Pizza Company.

2.   Romacorp.     Romacorp,   Inc.,   a   Delaware   corporation
     ("Romacorp"), 100% of the Voting Securities of which are owned by NPCI.

3. NPC Restaurants. NPC Restaurants LP, a Delaware limited partnership ("NPC Restaurants"), the sole general partner of which is NPCI, and the sole limited partner of which is the Company. NPCI, as general partner, owns 1% of the Voting Securities of NPC Restaurants, and the Company, as limited partner, owns 99% of the voting Securities of NPC Restaurants.

4.   Roma  Holdings.  Roma Holdings, Inc., a Delaware corporation
     ("Roma Holdings"), 100% of the Voting Securities of which are owned by Romacorp.

5. Roma Dining. Roma Dining LP, a Delaware limited partnership ("Roma Dining"), the sole general partner of which is Romacorp, and the sole limited partner of which is Roma Holdings. Romacorp, as general partner, owns 1% of the Voting Securities of Roma Dining, and Roma Holdings, as limited partner, owns 99% of the Voting Securities of Roma Dining.

6.   Roma  Franchise.   Roma  Franchise Corporation,  a  Delaware
     corporation, 100% of the Voting Securities of which are owned by Romacorp.

7.   Roma  Systems.  Roma Systems, Inc., a Delaware  corporation,
     100% of the Voting Securities of which are owned by Romacorp.

8.   Seattle  Restaurant Equipment.  Seattle Restaurant Equipment
     Company, Inc., a Washington corporation, 100% of the  Voting
     Securities of which are owned by NPCI.

9.   Roma  Ft. Worth.  Roma Ft. Worth, Inc., a Texas corporation,
     100% of the Voting Securities of which are owned by Romacorp.

10.  Roma  Bar  Management.  Roma Bar Management  Corporation,  a
     Texas corporation, 100% of the Voting Securities of which are owned by Romacorp.

11.  Roma  Huntington  Beach.   Roma Huntington  Beach,  Inc.,  a
     Delaware corporation, 100% of the Voting Securities of which are owned by Romacorp.

                     (Description of Debt)*

Note Agreement dated as of March 30, 1993,
  among National Pizza Company and Pacific
  Mutual Life Insurance Company, Pacific
  Corinthian Life Insurance Company and
  Luther Brotherhood relating to 6.35%
  promissory notes in the original aggregate
  principal amount of $20,000,000 due
  April 1, 2000, as amended by Letter Agreements
  dated March 28, 1995, May 24, 1995, May 29, 1996,
  March 3, 1997 and May 8, 1997.                     $12,000,000

Amended and Restated Master Shelf and Assumption
  Agreement dated as of May 8, 1997,
  between the Company and The Prudential
  Insurance Company of America relating to
  promissory notes in the  aggregate
  principal amount of $60,000,000 issuable in
  accordance with the terms thereof.                 $30,000,000

$15,000,000 Amended and Restated Revolving Credit
  Agreement dated as of March 5, 1997, among the Company,
  various banks and Texas Commerce Bank National
  Association, as agent for such banks.               $4,000,000

$185,000,000 Amended and Restated Revolving Credit
  Agreement dated as of March 5, 1997, among the Company,
  various banks and Texas Commerce Bank National
  Association, as agent for such banks.              $89,000,000

Debt due T. R. Restaurants, Inc., pursuant to a
  promissory note dated July 20, 1992, from
  Romacorp, Inc.'s predecessor to T. R. Restaurants, Inc.
  (assigned by T. R. Restaurants, Inc., to Fred Kasner)
  in the original principal amount of $4,000,000.     $1,764,459

                                                Total $136,764,4
59



*Balances as of May 13, 1997




           (Liens Existing as of the Date of Closing)



     1.   Liens on certain restaurant equipment of Romacorp, Inc.
located  at approximately eight Tony Roma's restaurants, securing
Debt permitted under 6C(2).

                    (Form of Master Guaranty)


                         Master Guaranty

     This Master Guaranty (the "Guaranty"), dated as of May 1, 1997, is executed and delivered by NPC International, Inc., a Kansas corporation ("NPCI"), Romacorp, Inc., a Delaware corporation, NPC Restaurants LP, a Delaware limited partnership, Roma Holdings, Inc., a Delaware corporation, Roma Dining LP, a Delaware limited partnership, Roma Franchise Corporation, a Delaware corporation, and Roma Systems, Inc., a Delaware corporation, Seattle Restaurant Equipment Company, Inc., a Washington corporation, Roma Ft. Worth, Inc., a Texas corporation, Roma Bar Management Corporation, a Texas corporation, Roma Huntington Beach, Inc., a Delaware corporation and Each of the Persons which may become a party hereto (individually, a "Guarantor" and, collectively, the "Guarantors"), to The Northwestern Mutual Life Insurance Company and The Variable Annuity Life Insurance Company, American General Life Insurance Company and The Franklin Life Insurance Company (individually, a "Purchaser" and, collectively, the "Purchasers").


                            Article I

  Section 1.1. Definitions. As used in this Guaranty, these terms shall have these respective meanings:

          "Company"  means  NPC  Management,  Inc.,  a   Delaware
     corporation, and its successors, assigns, trustees and receivers.

          "Debt" means the sum of all principal of, premium, if any, and interest on the Notes, and all other amounts for which the Company or any other Obligor is liable to the
     Purchasers under the Note Agreements and the Notes. The Debt includes interest and other obligations accruing or arising in connection with the foregoing after
     (a) commencement of any case under any bankruptcy or similar laws by or against any Obligor or (b) the obligations of any Obligor shall cease to exist by operation of law or for any other reason. The Debt also includes all reasonable attorneys' fees and any other expenses incurred by a Purchaser in negotiation, monitoring or enforcing the Note Agreements, the Notes or this Master Guaranty or defending against any claims made by Persons other than the Purchasers, arising directly or indirectly in respect of or on account of any of the Debt.

          "Dollars"  and  "$" means lawful money  of  the  United
     States of America.

          "Guaranteed Debt" means, as to any Guarantor, the Maximum Amount, less the amounts, if any, of payments of the Guaranteed Debt made by such Guarantor and clearly identified as such in a notice accepted in writing by a Purchaser confirming the payment and reduction of the Guaranteed Debt as to such Guarantor.

          "Guarantor's  Net  Worth" means, as to  any  Guarantor,
     (a) the fair value of the property of such Guarantor from time to time (taking into consideration the value, if any, of rights of subrogation, contribution and indemnity), plus
     (b) such Guarantor's rights under any contribution agreement, minus (c) the total liabilities of such Guarantor (including contingent liabilities discounted in appropriate instances, but excluding liabilities of such Guarantor under this Guaranty) from time to time. It is agreed that a Guarantor's Net Worth may fluctuate from time to time after the date hereof as it is determined on each Determination Date (as defined in the definition of "Maximum Amount").

          "Joinder Agreement" means each Joinder Agreement from time to time executed and delivered to the Purchasers by a Subsidiary of NPCI, pursuant to the terms of the Note Agreements, for the purpose, among others, of becoming an additional Guarantor hereunder, substantially in the form of Exhibit A attached hereto.

          "Note Agreements" means, collectively, each Note Agreement dated as of May 1, 1997, among the Company, NPCI and each Purchaser whereby the Company has agreed to issue to the Purchasers its 7.94% Senior Guaranteed Notes Due May 1, 2006 in the aggregate stated principal amount of
     $50,000,000, as the same may be amended, restated, consolidated or otherwise modified from time to time.

          "Maximum Amount" means, with respect to any Guarantor, the greater of (a) all proceeds (without duplication) of the Debt directly or indirectly (by intercompany loan, advance, capital contribution, such Guarantor's ownership interest in any Person receiving the proceeds of the Debt, or otherwise) advanced to or for the amount of, or used by or for the benefit of, such Guarantor (which in the case of NPCI, shall mean 100% of the Debt); (b) ninety-five percent (95%) of Guarantor's Net Worth from time to time; or (c) the amount that in a legal proceeding brought within the applicable limitations period is determined by the final, nonappealable order of a court having jurisdiction over the issue and the applicable parties to be the amount of value given by the Purchasers, or received by such Guarantor, in exchange for the obligations of Guarantor under this Guaranty. If on any date after the date hereof (any such date being herein called a "Determination Date"), ninety-five percent (95%) of such Guarantor's Net Worth is greater than either of the amounts described in clauses (a) and (c) above, the Maximum Amount shall be deemed to have increased through and as of such Determination Date to ninety-five percent (95%) of such Guarantor's Net Worth as determined on such Determination Date (and the Guaranteed Debt as to such Guarantor shall have correspondingly increased), without further action by or agreement between the Purchasers and such Guarantor, and any subsequent reduction or diminution of such Guarantor's Net Worth after such Determination Date will not reduce the Guaranteed Debt as to such Guarantor. Notwithstanding anything to the contrary contained in this definition of "Maximum Amount" or in any other provision of this Guaranty, the "Maximum Amount" shall never be less than the amount referred to in clause (a) above.

          "Note Documents" means the Note Agreements and the Notes, as amended.

          "Obligor" means any person or entity now or hereafter primarily or secondarily obligated to pay all or any part of the Debt, including the Company and each Guarantor.

Unless redefined in this Guaranty, capitalized terms used in this Guaranty have the respective meanings ascribed to them in the Note Agreements.


                           Article II

  Section  2.1.    Execution  of  Note  Documents.   Company  has
executed and delivered the Note Documents to the Purchasers.

  Section 2.2. Consideration. In consideration of the credit and financial accommodations contemplated to be extended to Company by the Purchasers pursuant to the Note Documents or otherwise, which each Guarantor has determined will substantially benefit it directly or indirectly, and for other good and valuable consideration, the receipt and sufficiency of which each Guarantor hereby acknowledges, each Guarantor executes and delivers this Guaranty to the Purchasers with the intention of being presently and legally bound by its terms.


                           Article III

   Section 3.1. Payment Guaranty. Guarantors, as primary obligors and not as sureties, unconditionally, jointly and severally, guarantee to the Purchasers, for their pro-rata benefit in accordance with their respective rights under the Note Documents, the full, prompt and punctual payment of the Debt when due (whether at its stated maturity, by acceleration or otherwise) in accordance with the Note Documents, to the extent set forth herein. This Guaranty is irrevocable, unconditional and absolute, and if for any reason all or any portion of the Debt shall not be paid when due, Guarantors, jointly and severally, will immediately pay the Debt to the Purchasers or other Person entitled to it, in Dollars, regardless of (a) any defense, right of set-off or counterclaim which any Obligor may have or assert, (b) whether any Purchaser or any other Person shall have taken any steps to enforce any rights against any Obligor or any other Person to collect any of the Debt, and (c) any other circumstance, condition or contingency. Notwithstanding any provision of this Guaranty or the Note Documents to the contrary, to the extent that in a legal proceeding brought within the applicable limitations period it is determined by the final, nonappealable order of a court having jurisdiction over the issue and the applicable parties that any Guarantor received less than a reasonably equivalent value in exchange for such Guarantor's incurrence of its obligations under this Guaranty, then and only then the total liability of such Guarantor under this Guaranty shall be limited to the Guaranteed Debt applicable to such Guarantor. The Purchasers shall have the right to determine and designate from time to time, without notice or assent of Guarantor, which portions of the Debt shall be deemed included in the Guaranteed Debt. Each Guarantor acknowledges that such determination and designation shall be conclusive, absent manifest error. This Guaranty shall not fail or be ineffective or invalid or be considered too indefinite or contingent with respect to any Guarantor because the Guaranteed Debt applicable to such Guarantor may fluctuate from time to time or for any other reason.

  Section 3.2. Application of Payments or Prepayments. The parties hereto agree that any payment or prepayment by the Company or any other Person against the Debt (other than payments made by a Guarantor in accordance with the procedures described in the definition of "Guaranteed Debt" herein and then only with respect to such Guarantor's liability hereunder) shall be deemed paid first against the portion of the Debt not included in "Guaranteed Debt" or determined for any reason not to be a part of "Guaranteed Debt," and then shall be paid against any portion of the Debt that is Guaranteed Debt, in such order and manner as the Purchasers shall determine in their sole discretion.

  Section 3.3. Obligations Not Affected. The Guarantors' covenants, agreements and obligations under this Guaranty shall in no way be released, diminished, reduced, impaired or otherwise affected by reason of the happening from time to time of any of the following things, for any reason, whether by voluntary act, operation of law or order of any competent governmental authority and whether or not the Guarantors are given any notice or are asked for or give any further consent (all requirements for which, however arising, each Guarantor hereby waives to the fullest extent permitted by applicable law):

     Section 3.3.1. release or waiver of any obligation or duty to perform or observe any express or implied agreement, covenant, term or condition imposed in any of the Note Documents or by applicable law on any Obligor or any party to the Note Documents;

     Section 3.3.2. extension of the time for payment of any part of the Debt or any other sums payable under the Note Documents, extension of the time for performance of any other obligation under or arising out of or in connection with the Note Documents or change in the manner, place or other terms of such payment or performance;

     Section 3.3.3. settlement or compromise of any or all of the Debt;

     Section 3.3.4. renewal, supplementing, modification, rearrangement, amendment, restatement, replacement, cancellation, rescission, revocation or reinstatement (whether or not material) of any part of any of the Note Documents or any obligations under the Note Documents of any Obligor or any other party to the Note Documents (without limitation on the number of times any of the foregoing may occur);

     Section 3.3.5. acceleration of the time for payment or performance of any Debt or other obligation under any of the Note Documents or exercise of any other right, privilege or remedy under or in regard to any of the Note Documents;

     Section 3.3.6. failure, omission, delay, neglect, refusal or lack of diligence by any Purchaser or any other Person to assert, enforce, give notice of intent to exercise _ or any other notice with respect to _ or exercise any right, privilege, power or remedy conferred on any Purchaser or any other Person in any of the Note Documents or by law or action on the part of any Purchaser or any other Person granting indulgence, grace, adjustment, forbearance or extension of any kind to any Obligor or any other Person;

     Section 3.3.7. release, surrender, exchange, subordination or loss of any security or lien priority under any of the Note Documents or in connection with the Debt;

     Section 3.3.8. release, modification or waiver of, or failure, omission, delay, neglect, refusal or lack of diligence to enforce, any guaranty, pledge, mortgage, deed of trust, security agreement, lien, charge, insurance agreement, bond, letter of credit or other security device, guaranty, surety or indemnity agreement whatsoever;

     Section 3.3.9. taking or acceptance of any other security or guaranty for the payment or performance of any or all of the Debt or the obligations of any Obligor;

     Section 3.3.10. release, modification or waiver of, or failure, omission, delay, neglect, refusal or lack of diligence to enforce, any right, benefit, privilege or interest under any contract or agreement, under which the rights of any Obligor have been collaterally or absolutely assigned, or in which a security interest has been granted, to any Purchaser as direct or indirect security for payment of the Debt or performance of any other obligations to _ or at any time held by _ any Purchaser;

     Section 3.3.11. voluntary or involuntary liquidation, dissolution, sale of any collateral, marshaling of assets and liabilities, change in corporate or organizational status, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt or other similar proceedings of or affecting any Obligor or any of the assets of any Obligor, even if any of the Debt is thereby rendered void, unenforceable or uncollectible against any other Person;

     Section 3.3.12. occurrence or discovery of any irregularity, invalidity or unenforceability of any of the Debt or Note Documents or any defect or deficiency in any of the Debt or Note Documents, including the unenforceability of any provisions of any of the Note Documents because entering into any such Note Document was ultra vires or because anyone who executed them exceeded their authority;

     Section 3.3.13. failure to acquire, protect or perfect any lien or security interest in any collateral intended to secure any part of the Debt or any other obligations under the Note Documents or failure to maintain perfection;

     Section 3.3.14. failure by any Purchaser or any other Person to notify _ or timely notify _ any Guarantor of any default, event of default or similar event (however denominated) under any of the Note Documents, any renewal, extension, supplementing, modification, rearrangement, amendment, restatement, replacement, cancellation, rescission, revocation or reinstatement (whether or not material) or assignment of any part of the Debt, release or exchange of any security, any other action taken or not taken by any Purchaser against any Obligor or any other Person or any direct or indirect security for any part of the Debt or other obligation of Company, any new agreement between any Purchaser and any Obligor or any other Person or any other event or circumstance. Except as required by applicable law, no Purchaser has any duty or obligation to give any Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Debt or the Note Documents;

     Section 3.3.15. occurrence of any event or circumstances which might otherwise constitute a defense available to, or a discharge of, any Obligor, including failure of consideration, fraud by or affecting any Person, usury, forgery, breach of warranty, failure to satisfy any requirement of the statute of frauds, running of any statute of limitation, accord and satisfaction and any defense based on election of remedies of any type; and

     Section 3.3.16. receipt and/or application of any proceeds, credits or recoveries from any source, including any proceeds, credits, or amounts realized from exercise of any rights, remedies, powers or privileges of any Purchaser under the Note Documents, by law or otherwise available to any Purchaser except only as and to the extent the same reduces the Guaranteed Debt pursuant to and in accordance with other express provisions of this Guaranty.

  Section 3.4. Waiver of Certain Rights and Notices. To the fullest extent permitted by applicable law, each Guarantor hereby waives and releases all right to require marshaling of assets and liabilities, sale in inverse order of alienation, notice of acceptance of this Guaranty and of any liability to which it applies or may apply, notice of the creation, accrual, renewal, increase, extension, modification, amendment or rearrangement of any part of the Debt, presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of intent to accelerate, notice of acceleration and all other notices and demands, collection, suit and the taking of any other action by any Purchaser.

  Section 3.5. Not a Collection Guaranty. This is an absolute guaranty of payment, and an absolute guaranty of performance of all of the obligations of the Obligors under the Note Documents, and not of collection, and to the fullest extent not prohibited by applicable law, each Guarantor waives any right to require that any action be brought against any Obligor or any other Person, or that any Purchaser be required to enforce, attempt to enforce or exhaust any rights, benefits or privileges of any Purchaser under any of the Note Documents, by law or otherwise; provided that nothing herein shall be construed to prevent any Purchaser from exercising and enforcing at any time any right, benefit or privilege which any Purchaser may have under any Note Document or by law from time to time, and at any time, and Guarantors agree that Guarantors' obligations hereunder are _ and shall be _ absolute, independent, unconditional, joint and several under any and all circumstances. Should any Purchaser seek to enforce Guarantors' obligations by action in any court, to the fullest extent not prohibited by applicable law, each Guarantor waives any requirement, substantive or procedural, that
(a) any Purchaser pursue any foreclosure action, realize or attempt to realize on any security or preserve or enforce any deficiency claim against any Obligor or any other Person after any such realization, (b) a judgment first be sought or rendered against any Obligor or any other Person, (c) any Obligor or any other Person be joined in such action or (d) a separate action be brought against any Obligor or any other Person. Guarantors' obligations under this Guaranty are several from those of any other Obligor or any other Person, and are primary obligations concerning which Guarantors are the principal obligors. All waivers in this Guaranty or any of the Note Documents shall be without prejudice to any Purchaser at its option to proceed against any Obligor or any other Person, whether by separate action or by joinder. Guarantors agree that this Guaranty shall not be discharged except by payment of the Debt in full, complete performance of all obligations of the Obligors under the Note Documents and termination of each Purchaser's obligation--if any- -to make any further advances under the Note Documents or extend other financial accommodations to any Obligor.

  Section 3.6. Subrogation. Each Guarantor agrees that to the extent not prohibited by applicable law, it shall not be entitled to be subrogated to any Purchaser's rights against any Obligor or any other Person or offset rights held by any Purchaser for payment of the Debt until final termination of this Guaranty.

  Section 3.7. Reliance on Guaranty. All extensions of credit and financial accommodations heretofore or hereafter made by any Purchaser under or in respect of the Note Documents shall be conclusively presumed to have been made in acceptance of this Guaranty.

  Section  3.8.    Demands are Conclusive.   Any  demand  by  any
Purchaser  under  this  Guaranty  shall  be  conclusive,   absent
manifest error, as to the matters therein stated, including the amount due.

  Section 3.9. Joint and Several. If any Person makes any guaranty of any of the obligations guaranteed hereby or gives any security for them, Guarantors' obligations hereunder shall be joint and several with the obligations of such other Person pursuant to such agreement or other papers making the guaranty or giving the security.

Section 3.10. Payments Returned. Guarantors agree that, if at any time all or any part of any payment previously applied by Any Purchaser to the Debt is or must be returned by any Purchaser--or recovered from any Purchaser--for any legally binding reason (including the order of any bankruptcy court), to the extent not prohibited by applicable law, this Guaranty shall automatically be reinstated to the same effect as if the prior application had not been made, and, in addition, each Guarantor hereby agrees, to the extent not prohibited by applicable law, to indemnify each Purchaser against, and to save and hold each Purchaser harmless from any required return by any Purchaser--or recovery from any Purchaser--of any such payment because of its being deemed preferential under applicable bankruptcy, receivership or insolvency laws, or for any other reason.


                           Article IV

     Each Guarantor warrants and represents as follows:

  Section 4.1. Relationship to Company. The Board of Directors of each Guarantor has determined that it may reasonably expect to substantially benefit, directly or indirectly, from the extension of credit to or for the benefit of the Company or any other Guarantor pursuant to the Note Documents and, accordingly, the incurrence of its liability and obligations hereunder. The Company and each Guarantor are separate legal entities but are under common ownership control, conduct related businesses, enter into business and financial transactions with one another periodically, and, in general, have a commonality of interests. The maintenance and improvement of Company's financial condition is vital to sustaining its business and the transactions contemplated in the Note Documents produce distinct and identifiable financial and economic direct or indirect benefits to it. Such identifiable benefits include: (i) the availability to it of the proceeds of credit on an as needed basis by way of intercompany loans and/or capital contributions for general corporate or other purposes and (ii) the general improvement of its financial and economic condition. It has had full and complete access to the Note Documents and all other papers executed by any Obligor or any other Person in connection with the Debt, has reviewed them and is fully aware of the meaning and effect of their contents. It is fully informed of all circumstances which bear upon the risks of executing this Guarantee and which a diligent inquiry would reveal. It has adequate means to obtain from Company on a continuing basis information concerning Company's financial condition, and is not depending any Purchaser to provide such information, now or in the future. It agrees that no Purchaser has any obligation to provide such information, now or in the future. It agrees that no Purchaser shall have an obligation to advise or notify it or to provide it with any such data or information. The execution and delivery of this Guaranty is not a condition precedent (and no Purchaser has in any way implied that the execution of this Guaranty is a condition precedent) to any Purchaser's making, extending or modifying any loan or any other financial accommodation to or for it. The Company and the Guarantors are and intend to remain separate legal entities and nothing in this
Section 4.1 is intended or shall act to invalidate or impair the separate corporate or other organizational existence or status of the Company or any Guarantor.

   Section  4.2.    Proceedings.   No  bankruptcy  or  insolvency
proceedings are pending or contemplated by or against it.


                            Article V

  Section 5.1. Covenants for the Benefit of the Purchasers. Guarantors, jointly and severally, covenant and agree that, until termination of the Note Agreement in accordance with its terms, each Guarantor will promptly, after learning of any Default or Event of Default, notify the Purchasers of it in writing, specifying its nature, the period of its existence and what action Guarantors are taking or propose to take with respect thereto.


                           Article VI

  Section 6.1. Term. Subject to the automatic reinstatement provisions of Article 3 above, this Guaranty shall terminate and be of no further force or effect upon the termination of the Note Documents and the indefeasible payment of the Debt in full in cash.


                           Article VII

  Section 7.1. Default. If any Event of Default occurs under the Note Agreements, then that shall automatically constitute default under this Guaranty.


                          Article VIII

   Section 8.1. Binding on Successors: No Assignment by Guarantors. All guaranties, warranties, representations, covenants and agreements in this Guaranty shall bind the trustees, receivers, successors and assigns of each Guarantor and shall ratably benefit the Purchasers, their respective successors and assigns, and any other holder of any part of the Debt. No Guarantor shall assign or delegate any of its obligations under this Guaranty or any of the other Note Documents without the express prior written consent of the Purchasers.

   Section 8.2. Subordination of Company's Obligations to Guarantors. Each Guarantor agrees that if, for any reason whatsoever, Company now or hereafter owes any Indebtedness, directly or indirectly, to any Guarantor, or any Guarantor now or hereafter owes any Indebtedness, directly or indirectly, to any other Guarantor, all such Indebtedness, together with all interest thereon and fees and other charges in connection therewith, and all Liens securing any such Indebtedness shall at all times be second, subordinate and inferior in right of payment, in lien priority and in all other respects to the Debt and fulfillment of any such indebted Guarantor's obligations hereunder or under any of the other Note Documents and all Liens from time to time securing the Debt. The provisions of this Section are in addition to, and cumulative of, any other provisions contained in any other Note Document or other document, instrument or writing.

  Section 8.3. Waiver of Suretyship Rights. By signing this Guaranty or executing a Joinder Agreement, each Guarantor, to the fullest extent not prohibited by applicable law, waives each and every right to which it may be entitled by virtue of any suretyship law.

  Section 8.4. Indemnification. To the fullest extent not prohibited by applicable law, Guarantors, jointly and severally, agree to indemnify, defend and hold the Purchasers and their respective shareholders, directors, officers, agents, attorneys, advisors and employees (collectively, the "Indemnified Parties") harmless from and against any and all loss, liability, obligation, damage, penalty, judgment, claim, deficiency, expenses, action, suit, cost and disbursement of any kind or nature whatsoever (including interest, penalties, attorneys' fees and amounts paid in settlement) (the "Losses"), regardless of whether caused in whole or in part by the negligence of any of the Indemnified Parties, imposed on, incurred by or asserted against the Indemnified Parties growing out of or resulting from any Note Document or any transaction or event contemplated therein, except to the extent determined by a final decision of a court or competent jurisdiction that such Loss was due to the gross negligence or willful misconduct of such Indemnified Party. Any amount to be paid under this Section by Guarantors to any Purchaser shall be a joint and several demand obligation owing by Guarantors and shall bear interest from the date of expenditure until paid at a per annum rate equal to 7.94%.

  Section 8.5. Amendments in Writing. This Guaranty shall not be changed orally but shall be changed only by agreement in writing signed by each Guarantor and each Purchaser. Any waiver or consent with respect to this Guaranty shall be effective only in the specific instance and for the specific purpose for which given. No course of dealing between the parties, no usage of trade and no parole or extrinsic evidence of any nature shall be used to supplement or modify any of the terms or provisions of this Guaranty.

  Section 8.6. Notices. Any notices or other communications required or permitted to be given hereunder shall be given, made and received in the manner provided in the Note Documents; provided that with respect to the Guarantors, any such notices or other communications shall be sent to them at the "Address for Notices" specified below their respective names on the signature pages hereof or on the signature pages of any Joinder Agreement or at such other address as shall be designated by such recipient in a notice to the other parties hereto given in accordances with the Note Documents.

   Section   8.7.     Gender;  "Including"   is   Not   Limiting:
Section Headings. The masculine and neuter genders used in this Guaranty each includes the masculine, feminine and neuter genders, and the singular number includes the plural where appropriate, and vice versa. Wherever the term "including" or a similar term is used in this Guaranty, it shall be read as if it were written "including by way of example only and without in any way limiting the generality of the clause or concept referred to." The headings used in this Guaranty are included for reference only and shall not be considered in interpreting, applying or enforcing this Guaranty.

 Section 8.8.   Offset Rights.

     Section 8.8.1. Guarantors agree that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim a Purchaser may otherwise have, to the fullest extent not prohibited by applicable law, each Purchaser shall be entitled, at its option, upon the occurrence and during the continuance of an Event of Default to offset balances held by it for the account of any Guarantor at any of its offices, in Dollars or in any other currency, against any obligations of Guarantors hereunder or under any other Note Document, which is not paid when due, in which case it shall promptly notify the affected Guarantor and the other Purchaser thereof, provided that such Purchaser's failure to give such notice shall not affect the validity thereof.

     Section 8.8.2. If a Purchaser shall obtain payment of any obligation then due hereunder or under any other Note Document to such Purchaser, through the exercise of any right of set-off, banker's lien, counterclaim or similar right, or otherwise, it shall promptly purchase from the other Purchasers participation in the obligations held by the other Purchasers in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all the Purchasers shall share the benefit of such payment (net of any expenses which may be incurred by such Purchaser in obtaining or preserving such benefit) pro rata in accordance with the unpaid principal and interest on the obligations then due to each of them. To such end all the Purchasers shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

     Section 8.8.3. Guarantors agree, that any Purchaser so purchasing a participation in the obligations held by other Purchasers may to the fullest extent it may effectively do so under applicable law, exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Purchaser were a direct holder of obligations in the amount of such participation. Nothing contained herein shall require any Purchaser to exercise any such right or shall affect the right of any Purchaser to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness of Guarantors.

  Section 8.9. Choice of Law. This Guaranty shall be governed by and construed in accordance with the applicable laws of the State of Kansas and the United States of America from time to time in effect.

Section 8.10. Survival. The representations, covenants and agreements set forth in this Guaranty shall continue and survive until final termination of this Guaranty.

Section 8.11. Rights Cumulative: Delay Not Waiver. Any Purchaser's exercise of any right, benefit or privilege under any of the Note Documents or any other papers or at law or in equity shall not preclude the concurrent or subsequent exercise of any other present or future rights, benefits or privileges or any Purchaser. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law, the Note Documents or any other papers or in equity. No failure by any Purchaser to exercise, and no delay in exercising, any right under any Note Document or any other papers shall operate as a waiver thereof.

Section 8.12. Severability. If any provision of this Guaranty is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected thereby, and this Guaranty shall be liberally construed so as to carry out the intent of the parties to it. Each waiver in this Guaranty is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against any Purchaser for having bargained for and obtained it.

Section 8.13. Entire Agreement. This Guaranty embodies the entire agreement and understanding between Guarantors and the Purchasers with respect to its subject matter and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Guarantors acknowledge and agree that there is no oral agreement between any Guarantor and any Purchaser which has not been incorporated in this Guaranty.

Section 8.14. Usury Not Intended; Savings Provisions. Notwithstanding any provision to the contrary contained in any Note Document, it is expressly provided that in no case or event shall the aggregate of any amounts accrued or paid pursuant to this Guaranty which under applicable laws are or may be deemed to constitute interest ever exceed the maximum nonusurious interest rate permitted by applicable Kansas or federal laws, which ever permit the higher rate. In this connection, each Guarantor and each Purchaser stipulate and agree that it is their common and overriding intent to contract in strict compliance with applicable usury laws. In furtherance thereof, none of the terms of this Guaranty shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the maximum rate permitted by applicable laws. Guarantors shall never be liable for interest in excess of the maximum rate permitted by applicable laws. If, for any reason whatever, such interest paid or received during the full term of the applicable indebtedness produces a rate which exceeds the maximum rate permitted by applicable laws, the Purchasers shall credit against the principal of such indebtedness (or, if such indebtedness shall have been paid in full, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid to produce a rate equal to the maximum rate permitted by applicable laws. All sums paid or agreed to be paid to the Purchasers for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the applicable indebtedness, so that the interest rate is uniform throughout the full term of such indebtedness. The provisions of this Section shall control all agreements, whether now or hereafter existing and whether written or oral, between any Guarantor and any Purchaser.


                           Article IX

  Section 9.1. It is contemplated by each Guarantor that additional Subsidiaries of NPCI may from time to time become a Guarantor hereunder (as required by the terms of the Note Agreements) by their execution and delivery to the Purchasers of a Joinder Agreement. Each Guarantor agrees, consents and acknowledges that upon the execution and delivery to the Purchasers by any such Subsidiary of a Joinder Agreement, such Subsidiary shall become a Guarantor hereunder for all purposes, jointly and severally liable hereunder as if such Subsidiary had originally been a party hereto, without notice to any Guarantor or any other Party.

     This Guaranty is executed as of the date first above written.

Address for Notices:                  NPC International, Inc.
___________________
___________________                   By
___________________                                                Name:
                                                                  Title:

Address for Notices:                  Romacorp, Inc.
___________________
___________________                   By
___________________                                                Name:
                                                                  Title:

Address for Notices:                  NPC Restaurants LP
___________________                   By:  NPC International,
                                      Inc., general partner
___________________
___________________                   By
                                                                   Name:
                                                                  Title:

Address for Notices:                  Roma Holdings, Inc.
___________________
___________________                   By
___________________                                                Name:
                                                                  Title:

Address for Notices:                  Roma Dining LP
___________________                   By:  Romacorp, Inc.,
                                      general partner
___________________
___________________                   By
                                                                   Name:
                                                                  Title:

Address for Notices:                  Roma Franchise Corporation
___________________
___________________                   By
___________________                                                Name:
                                                                  Title:

Address for Notices:                  Roma Systems, Inc.
___________________
___________________                   By
___________________                                                Name:
                                                                  Title:

Address for Notices:                  Seattle Restaurant
                                      Equipment Company, Inc.
___________________
___________________                   By
___________________                                                Name:
                                                                  Title:

Address for Notices:                  Roma Ft. Worth, Inc.
___________________
___________________                   By
___________________                                                Name:
                                                                  Title:

Address for Notices:                  Roma Bar Management
                                      Corporation
___________________
___________________                   By
___________________                                                Name:
                                                                  Title:

Address for Notices:                  Roma Huntington Beach,
                                      Inc.
___________________
___________________                   By
___________________                                                Name:
                                                                  Title:





                   (Form of Joinder Guaranty)


                        Joinder Agreement


     This Joinder Agreement (this "Joinder Agreement") is dated effective as of _______, 19___, and is executed and delivered by ___________________________ (the "Joining Guarantor"), a
_____________________, to the holders of the 7.94% Senior Notes due May 1, 2006 (the "2006 Notes" and the holders thereof, from time to time being referred to as the "2006 Noteholders").


                      W I T N E S S E T H:

Recitals:

       1. NPC Management, Inc., a Delaware corporation ("Company"), has entered into separate Note Agreements each dated as of May 1, 1997, in the original principal amount of $50,000,000 (as amended, modified, restated and supplemented from time to time, the "Note Agreements) with the 2006 Noteholders which are signatories thereto or which may become a party thereto from time to time.

      2. Pursuant to the terms of the Note Agreements, and as a condition (among others) for making the issue and sale of the 2006 Notes, NPCI and certain Subsidiaries of NPCI executed and delivered to the 2006 Noteholders a Master Guaranty of even date with the Note Agreements, pursuant to which, among other things, each of such Subsidiaries, jointly and severally, unconditionally guaranteed the payment of all of the Debt (subject to certain limitations, as provided therein). The Master Guaranty, as amended, modified, supplemented, joined in and restated from time to time, is herein called the "Guaranty." All Persons from time to time a party to the Guaranty (whether originally or by joinder) are herein collectively called the "Guarantors," and are each a "Guarantor," herein.

      3. Pursuant to the terms of the Note Agreements, the Joining Guarantor is now required, among other things and subject to certain terms and conditions, to join in the execution and delivery to the 2006 Noteholders of the Guaranty by its execution and delivery of this Joinder Agreement and otherwise by such action as the 2006 Noteholders may reasonably require.

      4.    In order to comply with such requirement, the Joining
Guarantor executes and delivers this Joinder Agreement.

Agreements:

     Now, in consideration of the credit and financial accommodations extended and to be extended to Company pursuant to the Note Agreements and the other Note Documents or otherwise, which Joining Guarantor hereby agrees have and shall continue to benefit Joining Guarantor and its shareholders as described in the Guaranty, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Joining Guarantor hereby agrees, assumes, ratifies, joins and acknowledges as follows:

      1. Assumption. Joining Guarantor hereby unconditionally, jointly and severally, assumes liability for all Guarantees, covenants, warranties, representations, indemnifications, obligations and other Debt of Guarantors now existing or which may hereafter arise under the Guaranty and shall be liable therefor as though Joining Guarantor had originally been a party to the Guaranty. Without limitation of the foregoing, Joining
Guarantor, as a primary obligor and not as a surety, unconditionally, jointly and severally, guarantees unto the 2006 Noteholders the payment of the Debt when due (whether at the stated maturity, by acceleration or otherwise) in accordance with the terms of the Note Documents. Notwithstanding the foregoing and the other provisions of this Joinder Agreement, to the extent that in a legal proceeding brought within the applicable limitations period it is determined by the final, non-appealable order of a court having jurisdiction over the issue and the applicable parties that Joining Guarantor received less than a reasonably equivalent value in exchange for such Joining
Guarantor's incurrence of its obligations under the Guaranty, then and only then the liability of Joining Guarantor under the Guaranty shall be limited to the Guaranteed Debt applicable to such Joining Guarantor. The 2006 Noteholders shall have the right to determine and designate from time to time, without notice or assent of Joining Guarantor, which portions of the Debt shall be deemed included in the Guaranteed Debt. Joining Guarantor acknowledges that such determination and designation shall be conclusive, absent manifest error. The Guaranty shall not fail or be ineffective or invalid or be considered too indefinite or contingent with respect to Joining Guarantor because the Guaranteed Debt applicable to Joining Guarantor may fluctuate from time to time or for any other reason. Any payment or prepayment by Company or any other Person against the Debt (other than payments made by a Guarantor in accordance with the procedures described in the definition of "Guaranteed Debt" in the Guaranty and then only with respect to such Guarantor's liability hereunder) shall be deemed paid first against that portion of the Debt not included in "Guaranteed Debt" or determined for any reason not to be a part of "Guaranteed Debt," and then shall be paid against any portion of the Debt that is Guaranteed Debt, in such order and manner as the 2006 Noteholders shall determine in their sole discretion.

      2. Terms Ratified. Joining Guarantor hereby expressly ratifies all Guaranties, terms, covenants, representations, warranties, agreements, provisions, indemnifications, WAIVERS, RELEASES, restrictions, duties and responsibilities of Guarantors under the Guaranty and agrees that they shall apply to Joining Guarantor as if Joining Guarantor had executed the Guaranty and that any reference to "Guarantors" or a "Guarantor" contained in the Guaranty, the Note Agreements or any other Note Documents shall mean, without limitation, the Joining Guarantor.

      3. Representations. Joining Guarantor (a) confirms that it has received a copy of the Note Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement; (b) agrees that it will, independently and without reliance upon any 2006 Noteholder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Note Documents, and (c) represents that the value of the consideration received and to be received by Joining Guarantor is reasonably worth at least as much as the liability and obligation of such Joining Guarantor hereunder, and that such liability and obligation may reasonably be expected to benefit Joining Guarantor directly or indirectly. The Board of Directors of Joining Guarantor has duly adopted resolutions certifying that the execution, delivery and performance of this Joinder Agreement (and the effect thereof) will benefit Joining Guarantor and its shareholders.

      4. No Impairment. Nothing herein shall in any manner impair or extinguish the Guaranty or any of the other Note Documents or any lien or security interest now or hereafter securing the payment of any of the Indebtedness arising pursuant to the Note Documents.

      5. Conditions. This Joinder Agreement shall not become effective until the Joining Guarantor shall have delivered to Agent each of the following:

          5.1 a certificate of the Secretary or any Assistant Secretary of Joining Guarantor (or other officer or director of Joining Guarantor which is authorized in Joining Guarantors organizational documents to keep the minute book or similar record of Joining Guarantor), in form and substance satisfactory to the 2006 Noteholders, dated as of the date hereof, as to (i) the resolutions of the Board of Directors (or similar governing body) of the Joining Guarantor authorizing the execution, delivery and performance of this Joinder Agreement and of all instruments contemplated herein to be executed and delivered by Joining Guarantor in connection herewith (a copy of such resolutions to be incorporated into such certificate), such certificate to state that said copy is a true and correct copy of such resolutions and that such resolutions were duly adopted and have not been amended, superseded, revoked or modified in any respect and remain in full force and effect as of the date of such certificate; (ii) the election, incumbency and signatures of the officer or officers (or other official) of Joining Guarantor executing and delivering this Joinder Agreement and each other instrument or document furnished in connection herewith; (iii) Joining Guarantor's organizational documents in effect as of the date hereof (a copy thereof to be attached to the certificate), and
     (iv) such other documents and information any 2006 Noteholder shall reasonably request; and

          5.2  a legal opinion from the legal counsel for Joining
     Guarantor   acceptable  to  Agent  in  form  and   substance
     satisfactory to the 2006 Noteholders.

      6. Governing Law. Unless otherwise specified therein, this Joinder Agreement shall be governed by and construed in accordance with the laws of the State of Kansas and the United
States of America.

       7. Survival; Parties Bound. All representations, warranties, covenants and agreements made by or on behalf of the Joining Guarantor in connection herewith shall survive the execution and delivery of this Joinder Agreement and the other Note Documents, shall not be affected by any investigation made by any Person, and shall bind the Joining Guarantor and its successors, trustees, receivers and assigns and inure to the benefit of the successors and assigns of the 2006 Noteholders. The term of this Joinder Agreement shall be until the termination of the Guaranty as to all Parties.

      8. Captions. The headings and captions appearing in this Joinder Agreement have been included solely for convenience and shall not be considered in construing this Joinder Agreement.

     9. Definitions. Terms used herein and not defined herein, but which are defined in the Note Agreements or the Guaranty, shall have the meanings herein assigned to them in the Note
Agreements or the Guaranty, respectively.

     10. Parties Bound. This Joinder Agreement shall bind and benefit the parties hereto and their respective successors and assigns, except that Joining Guarantor and Company may not assign their rights or obligations hereunder without the prior written consent of the 2006 Noteholders.

     11. Amendments, Etc., No amendment or waiver of any provision of this Joinder Agreement or any other Note Document, nor any consent to any departure by the Joining Guarantor therefrom, shall in any event be effective unless the same shall be agreed or consented to by the 2006 Noteholders and Joining Guarantor, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, unless otherwise specifically provided in the Note Agreements.

     In  Witness Whereof, the Joining Guarantor has executed this
Agreement as of the date set forth above.





                                    By:
                                    Name:
                                    Title:

Attest:




Name:
Title: